UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  July 31, 2017

Date of reporting period:  July 31, 2017

Item 1. Reports to Stockholders.

ANNUAL REPORT
July 31, 2017

O’Shaughnessy All Cap Core Fund
Class A Shares – OFAAX
Class C Shares – OFACX
Class I Shares – OFAIX

O’Shaughnessy Enhanced Dividend Fund
Class I Shares – OFDIX

O’Shaughnessy Market Leaders Value Fund
Class I Shares – OFVIX

O’Shaughnessy Small Cap Value Fund
Class I Shares – OFSIX

O’Shaughnessy Small/Mid Cap Growth Fund
Class I Shares – OFMIX

O’Shaughnessy Mutual Funds

All Cap Core Fund

For the fiscal year ended July 31, 2017, the O’Shaughnessy All Cap Core Fund (the “All Cap Core Fund”) outperformed, with Class A shares returning 16.37% (with the effect of sales charges), 22.78% (without the effect of sales charges), Class C shares returning 21.83%, and Class I shares returning 23.14%, while the Russell 3000® Index returned 16.14% and the S&P 500® Index returned 16.04% for the same period.

Several positions detracted from performance, including Apple, Inc., General Electric Co., and Signet Jewelers Limited.  Performance was boosted, however, by several over-weights to stocks such as Boeing Co., Nvidia Corp., and Quanta Services, Inc.

Based on our key factors of high yield, attractive valuation, and high momentum, the All Cap Core Fund benefitted from overweight allocations to value and yield. An underweight allocation to size and an overweight allocation to momentum detracted from returns.  Overall security selection and allocation effects contributed to returns. Stock selection within Industrials and Information Technology contributed to returns while security selection within Financials detracted from returns. The Fund benefited from underweight allocations to Real Estate, Health Care, and Energy.  An underweight allocation to Information Technology and an overweight allocation to Financials detracted from relative returns.

Based on our key selection criteria, we believe the All Cap Core Fund is well positioned versus its primary benchmark, the Russell 3000® Index, and relative to the overall market. The Fund invests in companies with stronger momentum, lower debt ratios, and companies that trade at deep discounts across a number of valuation factors. These companies are also returning capital to shareholders at three times the rate of the Russell 3000® Index.

Enhanced Dividend Fund

For the fiscal year ended July 31, 2017, the O’Shaughnessy Enhanced Dividend Fund (the “Enhanced Dividend Fund”) underperformed against its primary benchmark. Class I shares returned 15.02%, while the MSCI All Country World Index returned 17.06%.  However, the Russell 1000 Value® Index returned 13.76% for the same period.

The Enhanced Dividend Fund benefited from allocations to Boeing Co., Best Buy, Inc., and Allianz. The main detractors from return were holdings in CenturyLink, Inc., International Business Machines, Inc., and Macy’s, Inc.

Over the past fiscal year, an overweight allocation to value and yield and an underweight allocation to momentum aided returns. An underweight allocation to earnings growth and an overweight allocation to earnings quality detracted from returns. Allocation effects detracted from returns while security selection contributed positively to returns. An overweight allocation to and security selection within Industrials, Financials, and Materials contributed to returns. Underweight allocations to Information Technology and Telecommunication Services detracted from returns. Additionally, security selection within Information Technology, Consumer Discretionary, and Telecommunication Services also hurt returns.

Based on our historical research dividend yield goes through cyclical periods of outperformance and underperformance. Dividend yield recently suffered from a series of rare events. In prior years, allocations to global dividend yield favored foreign stocks due to their discounted valuations and strong yields relative to U.S. counterparts. The culmination of a massive US Dollar (“USD”) strengthening in 2014, U.S. stock outperformance, and a deterioration in energy markets plagued dividend-oriented allocations. Dividend yield returned to favor in latter 2016 after a challenging 2015, but has struggled again in 2017. This has created a headwind for yield investors relative to the benchmark on a short-term basis. If historical cyclical trends hold true, dividend yield could move back into favor, which would be beneficial for the strategy.

Market Leaders Value Fund

For the fiscal year ended July 31, 2017, the O’Shaughnessy Market Leaders Value Fund (the “Market Leaders Value Fund”) outperformed, with Class I shares returning 23.25%, while the Fund’s benchmark, the Russell 1000 Value™ Index returned 13.76% for the same period.

The Market Leaders Value Fund benefitted from holdings in Boeing Co., Best Buy, Inc., and Ameriprise Financial, Inc. Holdings that detracted from returns were CenturyLink, Inc., Michael Kors Holdings Ltd., and Target Corp.

Allocation effects contributed to overall returns, but were overshadowed by security selection which aided returns. Security selection within the Industrials, Information Technology, Energy, and Consumer Discretionary sectors

O’Shaughnessy Mutual Funds

contributed to returns, while security selection within Telecommunication Services and Health Care sectors detracted from returns. Underweight allocation effects within Real Estate, Health Care, Energy and Utilities contributed to performance. While an underweight allocation to Financials, and an overweight allocation to Consumer Discretionary detracted from returns. An overweight allocation to value, yield and earnings growth contributed to returns for the past 12 months.

Based on our key themes, we believe the Market Leaders Value Fund is very well positioned versus its benchmark and relative to the overall market. The Fund invests in companies that have higher levels of return on capital, lower reliance on external financing, and trade at deep discounts across a number of valuation factors. These companies are also returning capital to shareholders at over three times the rate of the Russell 1000 Value™ benchmark.

Small Cap Value Fund

For the fiscal year ended July 31, 2017, the O’Shaughnessy Small Cap Value Fund (the “Small Cap Value Fund”) outperformed, with Class I shares returning 23.04%, while the Fund’s benchmark, the Russell 2000 Value™ Index returned 19.21% for the same period.

The Small Cap Value Fund benefitted from holdings in State National Companies, Moelis & Co., China Yuchai International, and Sanmina Corp. Holdings in Express, Inc., Genesco, Inc., Companhia Paranaense de Energia, and American Public Education, Inc. detracted from returns.

An underweight allocation to yield and quality and an underweight allocation to earnings growth aided returns. An overweight allocation to value and momentum and an underweight allocation to size detracted from returns. Overall security selection and allocation effects contributed to returns of the Small Cap Value Fund.  Security selection effects within Financials, Materials, and Information Technology contributed to returns while security selection within Consumer Discretionary detracted from returns. Allocation effects within Real Estate, Financials, and Telecommunication services aided performance.

Based on our key themes of value, momentum, and quality, we believe the Small Cap Value Fund is very well positioned versus its benchmark and relative to the overall market. The Fund’s companies have extremely attractive valuations, lower reliance on external financing, and trade at deep discounts across a number of valuation factors. In our opinion, these combined advantages can only be delivered by a portfolio which is distinct from the benchmark.

Small/Mid Cap Growth Fund

For the fiscal year ended July 31, 2017, the O’Shaughnessy Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”) underperformed, with Class I shares returning 15.17%, while the Fund’s benchmark, the Russell 2500 Growth™ Index returned 16.15% for the same period.

Several positions including Advanced Energy Industries, Kemet Corp., and Chase Corp. contributed to returns. The main detractors from performance were Superior Industrials International, Inc., Stock Yards Bancorp, Inc., and Shenandoah Telecommunications.

An underweight allocation to size and an overweight allocation to momentum aided returns. While an overweight allocation to value and yield hurt returns. Security selection within Energy, Consumer Discretionary, and Consumer Staples aided returns. Additionally, allocation effects within Financials and Real Estate contributed to returns. Security selection within Financials, Telecommunications Services, and Industrials detracted from returns. Security selection within Consumer Staples, Energy, and Health Care also hurt performance.

Above all else, we believe long-term success comes from building a fund around proven stock selection factors—measured using key selection criteria like quality, valuation, and momentum. Based on our key themes, we believe the Small/Mid Cap Growth Fund is very well positioned versus its benchmark and relative to the overall market. The Fund invests in companies that have higher momentum, lower debt ratios, and trade at deep discounts across a number of valuation factors.

Outlook

In focus for this past year was the U.S. election, shifting monetary policy, and continued strong performance from U.S. stocks. The Russell growth indices continued to dominate their value counterparts.

O’Shaughnessy Mutual Funds

Because we build portfolios from the bottom up using time-tested screening “factors,” we think about performance through the lens of factors first, and through the lens of stocks and industries second. The stocks and industries where we have active exposures are a result of the factors themselves, so in some sense they measure the convergence of factor interaction effects that we believe to be beneficial over the long term.  In latter 2016, factors received a boost from the after effects of Brexit and the U.S. election. In both cases, we observed our factor themes posting strong performance as investors retrenched towards fundamental criteria—balance sheet strength, earnings quality, and valuation. We have not observed a follow-through building upon that strong performance so far in 2017.

Our research leads us to believe that market leadership is cyclical, but that valuation is an incredibly effective, individual stock selection factor given a three- to five-year time horizon.  Over the last five decades, our research suggests that the least expensive stocks have outperformed by an average of 4-6% annualized, depending on the capitalization range you are researching. Following a peculiar period of stock leadership in 2015, early 2016, and now early 2017 driven by richly priced Mega Cap firms with expensive valuations, we believe a focus on core fundamentals, like earnings, cash flows, and strength of balance sheet, is in order.

We believe that maintaining a portfolio of stocks, as we do in our strategies, that have reasonable valuation, superior quality, strong momentum, and high yields is the best defense against the herculean task of market timing.

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Investments in foreign securities involve political, economic and currency risks, greater volatility, and differences in accounting methods. Emerging markets countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems. Such risks may be magnified with respect to securities of issuers in frontier emerging markets. Real estate investment trusts and foreign real estate companies may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt and erratic price movements than the overall securities markets. Investments in small-and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Risks of derivatives include the possible imperfect correlation between the value of instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that instruments may not be liquid. The Market Leaders Value Fund and Small Cap Value Fund may experience higher fees and is subject to additional risks due to investments in other investment companies (including ETFs).

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please read the Schedule of Investments for a complete list of Fund holdings.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Russell 2500 GrowthTM Index (“Russell 2500”) measures the performance of the small to mid-cap growth segment of the U.S. equity universe.  It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Standard & Poor’s (“S&P”) 500® Index is a market-weighted index of 500 widely held common stocks of companies chosen for market size, liquidity and current index membership.

The MSCI All Country World Index is a free-float-adjusted market capitalization index that is designed to measure the equity market performance in the global developed and emerging markets.

The Russell 1000 Value® Index (“Russell 1000”) measures the performance of the large-cap value segment of the U.S. equity universe.  It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.  You cannot invest directly in an index.

“Dividend yield” is the financial ratio that shows how much a company pays out in dividends each year relative to its share price (equal to most recent dividend payment per share (annualized) divided by price per share).

O’Shaughnessy Mutual Funds

“Cash Flows” are the net amount of cash and cash-equivalents moving into and out of a business. “Price-to-Earnings Ratio” or “P/E valuation” is a ratio for valuing a company that measures its current share price relative to its per-share earnings (equal to Market Value per Share divided by Earnings per Share).

“Return on capital” (ROC) is a ratio used as a measure of the profitability and value-creating potential of companies after taking into account the amount of initial capital invested. The ratio is calculated by dividing the after-tax operating income by the book value of both debt and equity capital less cash/equivalents.

Earnings growth is not representative of the fund’s future performance.

Must be preceded or accompanied by a prospectus.

The O’Shaughnessy All Cap Core Fund, O’Shaughnessy Enhanced Dividend Fund, O’Shaughnessy Market Leaders Value Fund, O’Shaughnessy Small Cap Value, and O’Shaughnessy Small/Mid Cap Growth Fund are distributed by Quasar Distributors, LLC.

O’SHAUGHNESSY ALL CAP CORE FUND
Comparison of the change in value of a $100,000 investment in the
O’Shaughnessy All Cap Core Fund – Class I Shares vs the Russell 3000® Index and the S&P 500® Index

			Since
Average Annual Total Return:	1 Year	5 Year	Inception(1)
O’Shaughnessy All Cap Core Fund – Class A (with sales load)	16.37%	13.40%	13.58%
O’Shaughnessy All Cap Core Fund – Class A (without sales load)	22.78%	14.63%	14.46%
O’Shaughnessy All Cap Core Fund – Class C (with CDSC)	20.83%	13.71%	13.47%
O’Shaughnessy All Cap Core Fund – Class C (without CDSC)	21.83%	13.71%	13.47%
O’Shaughnessy All Cap Core Fund – Class I	23.14%	14.86%	14.62%
Russell 3000® Index	16.14%	14.79%	15.02%
S&P 500® Index	16.04%	14.78%	15.05%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-291-7827.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Class A shares may be subject to a 5.25% front-end sales load.  Class C shares may be subject to a CDSC of 1.00% on redemptions held for one year or less after purchase.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held for 90 days or less.  If it did, total returns would be reduced.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

(1)	The Fund commenced operations on August 16, 2010.

O’SHAUGHNESSY ENHANCED DIVIDEND FUND
Comparison of the change in value of a $100,000 investment in the O’Shaughnessy Enhanced
Dividend Fund – Class I Shares vs the MSCI All Country World Index and the Russell 1000® Value Index

			Since
Average Annual Total Return:	1 Year	5 Year	Inception(1)
O’Shaughnessy Enhanced Dividend Fund – Class I	15.02%	5.97%	6.41%
MSCI All Country World Index	17.06%	10.85%	9.97%
Russell 1000® Value Index	13.76%	14.00%	13.87%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-291-7827.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held for 90 days or less.  If it did, total returns would be reduced.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The MSCI All Country World Index is a free-float-adjusted market capitalization index that is designed to measure the equity market performance in the global developed and emerging markets. The term “free-float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

(1)	The Fund commenced operations on August 16, 2010.

O’SHAUGHNESSY MARKET LEADERS VALUE FUND
Comparison of the change in value of a $100,000 investment in the
O’Shaughnessy Market Leaders Value Fund – Class I Shares vs the Russell 1000® Value Index

		Since
Average Annual Total Return:	1 Year	Inception(1)
O’Shaughnessy Market Leaders Value Fund – Class I	23.25%	22.74%
Russell 1000® Value Index	13.76%	20.33%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-291-7827.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held for 90 days or less.  If it did, total returns would be reduced.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

(1)	The Fund commenced operations on February 26, 2016.

O’SHAUGHNESSY SMALL CAP VALUE FUND
Comparison of the change in value of a $100,000 investment in the
O’Shaughnessy Small Cap Value Fund – Class I Shares vs the Russell 2000® Value Index

		Since
Average Annual Total Return:	1 Year	Inception(1)
O’Shaughnessy Small Cap Value Fund – Class I	23.04%	22.83%
Russell 2000® Value Index	19.21%	27.71%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-291-7827.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held for 90 days or less.  If it did, total returns would be reduced.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

(1)	The Fund commenced operations on February 26, 2016.

O’SHAUGHNESSY SMALL/MID CAP GROWTH FUND
Comparison of the change in value of a $100,000 investment in the
O’Shaughnessy Small/Mid Cap Growth Fund – Class I Shares vs the Russell 2500® Growth Index

			Since
Average Annual Total Return:	1 Year	5 Year	Inception(1)
O’Shaughnessy Small/Mid Cap Growth Fund – Class I	15.17%	13.16%	12.68%
Russell 2500® Growth Index	16.15%	14.87%	15.47%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-291-7827.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held for 90 days or less.  If it did, total returns would be reduced.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Russell 2500® Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

(1)	The Fund commenced operations on August 16, 2010.

O’Shaughnessy Mutual Funds

Expense Example
at July 31, 2017 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (2/1/17 – 7/31/17).

Actual Expenses
For each class of each Fund, two lines are presented in the tables below, with the first line providing information about actual account values and actual expenses. Actual net expenses are limited to 0.85%, 1.60%, and 0.60% for Class A shares, Class C shares, and Class I shares, respectively, of the All Cap Core Fund. Actual net expenses are limited to 0.99% for Class I shares of the Enhanced Dividend Fund, 0.65% for Class I shares of the Marker Leaders Value Fund, 0.99% for Class I shares of the Small Cap Value Fund, and 1.19% for Class I shares of the Small/Mid Cap Growth Fund, per the operating expenses limitation agreement. In addition, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for your fund and class to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each Fund, the second line provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables for each class of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

O’Shaughnessy All Cap Core Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	2/1/17	7/31/17	2/1/17 – 7/31/17
Class A Actual	$1,000.00	$1,105.60	$4.44
Class A Hypothetical
(5% return before expenses)	$1,000.00	$1,020.58	$4.26

Class C Actual	$1,000.00	$1,101.80	$8.34
Class C Hypothetical
(5% return before expenses)	$1,000.00	$1,016.86	$8.00

Class I Actual	$1,000.00	$1,107.20	$3.13
Class I Hypothetical
(5% return before expenses)	$1,000.00	$1,021.82	$3.01

*
Expenses are equal to the Fund’s annualized expense ratio of 0.85%, 1.60%, and 0.60% for Class A, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 181 (days in the most recent fiscal half-year)/365 days to reflect the one-half year expense.

O’Shaughnessy Mutual Funds

Expense Example (Continued)
at July 31, 2017 (Unaudited)

O’Shaughnessy Enhanced Dividend Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	2/1/17	7/31/17	2/1/17 – 7/31/17
Class I Actual	$1,000.00	$1,167.00	$5.07
Class I Hypothetical
(5% return before expenses)	$1,000.00	$1,019.89	$4.96

*
Expenses are equal to the Fund’s annualized expense ratio of 0.99% for Class I, multiplied by the average account value over the period, multiplied by 181 (days in the most recent fiscal half-year)/365 days to reflect the one-half year expense.

O’Shaughnessy Market Leaders Value Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	2/1/17	7/31/17	2/1/17 – 7/31/17
Class I Actual	$1,000.00	$1,111.50	$3.40
Class I Hypothetical
(5% return before expenses)	$1,000.00	$1,021.57	$3.26

*
Expenses are equal to the Fund’s annualized expense ratio of 0.65% for Class I, multiplied by the average account value over the period, multiplied by 181 (days in the most recent fiscal half-year)/365 days to reflect the one-half year expense.

O’Shaughnessy Small Cap Value Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	2/1/17	7/31/17	2/1/17 – 7/31/17
Class I Actual	$1,000.00	$1,038.40	$5.00
Class I Hypothetical
(5% return before expenses)	$1,000.00	$1,019.89	$4.96

*
Expenses are equal to the Fund’s annualized expense ratio of 0.99% for Class I, multiplied by the average account value over the period, multiplied by 181 (days in the most recent fiscal half-year)/365 days to reflect the one-half year expense.

O’Shaughnessy Small/Mid Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	2/1/17	7/31/17	2/1/17 – 7/31/17
Class I Actual	$1,000.00	$1,063.00	$6.09
Class I Hypothetical
(5% return before expenses)	$1,000.00	$1,018.89	$5.96

*
Expenses are equal to the Fund’s annualized expense ratio of 1.19% for Class I, multiplied by the average account value over the period, multiplied by 181 (days in the most recent fiscal half-year)/365 days to reflect the one-half year expense.

O’Shaughnessy All Cap Core Fund

Sector Allocation of Portfolio Assets
at July 31, 2017 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

O’Shaughnessy Enhanced Dividend Fund

Sector Allocation of Portfolio Assets
at July 31, 2017 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

O’Shaughnessy Market Leaders Value Fund

Sector Allocation of Portfolio Assets
at July 31, 2017 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

O’Shaughnessy Small Cap Value Fund

Sector Allocation of Portfolio Assets
at July 31, 2017 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

O’Shaughnessy Small/Mid Cap Growth Fund

Sector Allocation of Portfolio Assets
at July 31, 2017 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

O’Shaughnessy All Cap Core Fund

Schedule of Investments
at July 31, 2017

Shares		Value
	COMMON STOCKS – 99.89%
	Aerospace & Defense – 11.47%
6,202	Boeing Co.	$1,503,737
373	General Dynamics Corp.	73,231
358	Huntington Ingalls Industries, Inc.	73,787
306	Northrop Grumman Corp.	80,518
2,033	United Technologies Corp.	241,053
		1,972,326
	Airlines – 3.26%
8,290	United Continental Holdings, Inc.*	561,067

	Auto Components – 0.88%
1,416	LCI Industries	151,158

	Automobiles – 0.70%
1,150	Thor Industries, Inc.	121,152

	Banks – 0.24%
444	JPMorgan Chase & Co.	40,759

	Biotechnology – 1.05%
1,047	Gilead Sciences, Inc.	79,666
785	United Therapeutics Corp.*	100,794
		180,460
	Capital Markets – 1.65%
380	CME Group, Inc.	46,595
3,014	E*TRADE Financial Corp.*	123,574
502	The Goldman Sachs Group, Inc.	113,116
		283,285
	Chemicals – 4.92%
894	Albemarle Corp.	103,525
412	Celanese Corp. – Class A	39,622
5,446	LyondellBasell Industries NV – Class A#	490,630
3,025	Trinseo S.A.#	212,658
		846,435
	Commercial Banks – 3.45%
3,956	Bank of America Corp.	95,419
7,142	Lakeland Bancorp, Inc.	138,198
853	Peapack Gladstone Financial Corp.	26,673
1,008	PNC Financial Services Group, Inc.	129,830
1,132	Preferred Bank	63,562
3,096	Zions Bancorporation	140,311
		593,993

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy All Cap Core Fund

Schedule of Investments (Continued)
at July 31, 2017

Shares		Value
	COMMON STOCKS (Continued)
	Commercial Services & Supplies – 0.86%
3,793	LSC Communications, Inc.	$81,094
886	Waste Management, Inc.	66,583
		147,677
	Communications Equipment – 0.87%
1,613	Cisco Systems, Inc.	50,729
602	InterDigital, Inc.	43,856
600	Motorola Solutions, Inc.	54,408
		148,993
	Construction & Engineering – 1.78%
9,060	Quanta Services, Inc.*	305,594

	Consumer Finance – 3.35%
6,753	American Express Co.	575,558

	Diversified Consumer Services – 4.26%
24,014	H&R Block, Inc.	732,427

	Diversified Telecommunication Services – 0.30%
2,196	CenturyLink, Inc.	51,101

	Electrical Equipment – 0.26%
276	Rockwell Automation, Inc.	45,548

	Electronic Equipment, Instruments & Components – 5.34%
8,094	Corning, Inc.	235,859
559	ePlus, Inc.*	45,223
980	Novanta, Inc.*#	36,162
2,890	Sanmina Corp.*	103,606
6,189	TE Connectivity Ltd.#	497,534
		918,384
	Food & Staples Retailing – 1.77%
922	CVS Health Corp.	73,696
2,332	Sysco Corp.	122,710
1,360	Wal-Mart Stores, Inc.	108,786
		305,192
	Food Products – 1.19%
2,071	Dean Foods Co.	31,065
2,792	General Mills, Inc.	155,403
276	Tyson Foods, Inc. – Class A	17,487
		203,955
	Health Care Equipment & Supplies – 4.97%
4,376	Baxter International, Inc.	264,660
287	The Cooper Companies, Inc.	69,991

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy All Cap Core Fund

Schedule of Investments (Continued)
at July 31, 2017

Shares		Value
	COMMON STOCKS (Continued)
	Health Care Equipment & Supplies (Continued)
2,079	IDEXX Laboratories, Inc.*	$346,070
52	Intuitive Surgical, Inc.*	48,790
973	Masimo Corp.*	92,046
349	Varian Medical Systems, Inc.*	33,895
		855,452
	Health Care Providers & Services – 3.43%
382	Aetna, Inc.	58,946
485	Anthem, Inc.	90,312
605	Centene Corp.*	48,049
433	Chemed Corp.	85,517
981	CorVel Corp.*	46,647
1,533	Express Scripts Holding Co.*	96,027
246	Humana, Inc.	56,875
296	McKesson Corp.	47,914
552	Quest Diagnostics, Inc.	59,787
		590,074
	Health Care Technology – 0.41%
4,138	Quality Systems, Inc.*	70,760

	Hotels, Restaurants & Leisure – 6.74%
5,542	McDonald’s Corp.	859,786
3,964	Yum! Brands, Inc.	299,203
		1,158,989
	Household Durables – 0.22%
771	Garmin Ltd.#	38,696

	Household Products – 1.58%
2,988	Procter & Gamble Co.	271,370

	Independent Power Producers & Energy Traders – 0.12%
1,784	AES Corp.	19,945

	Industrial Conglomerates – 2.01%
13,492	General Electric Co.	345,530

	Insurance – 9.84%
3,973	Assurant, Inc.	418,237
830	Cincinnati Financial Corp.	63,213
1,600	HCI Group, Inc.	72,144
3,986	Progressive Corp.	187,860
1,008	Prudential Financial, Inc.	114,136
4,578	Travelers Companies, Inc.	586,396
4,984	Unum Group	249,848
		1,691,834

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy All Cap Core Fund

Schedule of Investments (Continued)
at July 31, 2017

Shares		Value
	COMMON STOCKS (Continued)
	IT Services – 1.74%
866	Cognizant Technology Solutions Corp.	$60,031
1,969	TeleTech Holdings, Inc.	82,304
2,293	Teradata Corp.*	72,963
4,290	Western Union Co.	84,728
		300,026
	Life Sciences Tools & Services – 0.88%
304	Agilent Technologies, Inc.	18,176
766	Waters Corp.*	132,855
		151,031
	Machinery – 1.81%
1,193	Graco, Inc.	138,436
2,702	Greenbrier Companies, Inc.	121,590
367	Illinois Tool Works, Inc.	51,640
		311,666
	Media – 0.39%
1,025	CBS Corp. – Class B	67,476

	Metals & Mining – 0.70%
2,831	Steel Dynamics, Inc.	100,246
400	Worthington Industries, Inc.	20,268
		120,514
	Multi-line Retail – 1.50%
2,124	Dillard’s, Inc. – Class A	156,794
2,442	Kohl’s Corp.	100,977
		257,771
	Oil, Gas & Consumable Fuels – 0.93%
7,611	Hallador Energy Co.	52,440
294	Rex American Resources Corp.*	29,394
1,143	Valero Energy Corp.	78,833
		160,667
	Paper & Forest Products – 0.70%
4,796	Louisiana-Pacific Corp.*	120,428

	Real Estate Management & Development – 0.99%
1,571	Altisource Portfolio Solutions S.A.*#	40,987
3,908	Realogy Holdings Corp.	129,746
		170,733
	Semiconductors & Semiconductor Equipment – 7.57%
1,823	Advanced Energy Industries, Inc.*	132,259
1,007	Analog Devices, Inc.	79,563
4,067	Applied Materials, Inc.	180,209
346	Cabot Microelectronics Corp.	25,656
354	Lam Research Corp.	56,449

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy All Cap Core Fund

Schedule of Investments (Continued)
at July 31, 2017

Shares		Value
	COMMON STOCKS (Continued)
	Semiconductors & Semiconductor Equipment (Continued)
965	MKS Instruments, Inc.	$80,722
4,595	NVIDIA Corp.	746,733
		1,301,591
	Software – 1.57%
709	Activision Blizzard, Inc.	43,802
411	Adobe Systems, Inc.*	60,207
390	ANSYS, Inc.*	50,524
511	Cadence Design Systems, Inc.*	18,856
1,074	CDK Global, Inc.	70,648
324	Citrix Systems, Inc.*	25,590
		269,627
	Specialty Retail – 2.28%
3,799	Best Buy Co., Inc.	221,634
13,893	Office Depot, Inc.	81,552
357	Ulta Beauty, Inc.*	89,682
		392,868
	Technology Hardware, Storage & Peripherals – 1.16%
887	Apple, Inc.	131,924
2,039	Seagate Technology PLC#	67,205
		199,129
	Thrifts & Mortgage Finance – 0.34%
3,262	Charter Financial Corp.	58,651

	Wireless Telecommunication Services – 0.41%
4,325	Spok Holdings, Inc.	70,930
	Total Common Stocks (Cost $13,423,398)	17,180,822
	Total Investments in Securities (Cost $13,423,398) – 99.89%	17,180,822
	Other Assets in Excess of Liabilities – 0.11%	19,506
	Net Assets – 100.00%	$17,200,328

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Enhanced Dividend Fund

Schedule of Investments
at July 31, 2017

Shares		Value
	COMMON STOCKS – 98.47%
	Aerospace & Defense – 5.94%
4,411	BAE Systems PLC – ADR	$142,255
2,154	Boeing Co.	522,259
		664,514
	Automobiles – 2.06%
2,490	General Motors Co.	89,590
5,693	Nissan Motor Co., Ltd. – ADR*	113,348
1,561	Subaru Corp. – ADR*	28,192
		231,130
	Banks – 1.59%
1,162	Australia & New Zealand Banking Group Ltd. – ADR	27,586
950	DBS Group Holdings Ltd. – ADR	60,942
2,105	ING Groep NV – ADR	39,427
541	JPMorgan Chase & Co.	49,664
		177,619
	Beverages – 0.33%
862	Coca-Cola European Partners PLC#	37,264

	Biotechnology – 2.92%
3,160	AbbVie, Inc.	220,916
214	Amgen, Inc.	37,345
901	Gilead Sciences, Inc.	68,557
		326,818
	Capital Markets – 2.50%
887	Ameriprise Financial, Inc.	128,508
4,531	Credit Suisse Group AG – ADR	69,551
4,688	UBS Group AG#	81,712
		279,771
	Chemicals – 4.95%
350	BASF SE – ADR	33,345
3,516	Dow Chemical Co.	225,868
2,425	LyondellBasell Industries NV – Class A#	218,468
3,151	Mosaic Co.	76,065
		553,746
	Commercial Banks – 5.89%
3,398	BNP Paribas SA – ADR	132,012
5,187	HSBC Holdings PLC – ADR	259,817
5,299	Mitsubishi UFJ Financial Group, Inc. – ADR	33,755
19,624	Societe Generale SA – ADR	233,329
		658,913
	Communications Equipment – 0.15%
519	Cisco Systems, Inc.	16,323

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Enhanced Dividend Fund

Schedule of Investments (Continued)
at July 31, 2017

Shares		Value
	COMMON STOCKS (Continued)
	Containers & Packaging – 2.02%
503	Packaging Corp. of America	$55,068
2,988	WestRock Co.	171,571
		226,639
	Diversified Telecommunication Services – 2.19%
1,318	BT Group PLC – ADR	27,533
7,035	CenturyLink, Inc.	163,704
5,710	TeliaSonera AB – ADR	53,446
		244,683
	Electrical Equipment – 1.83%
3,434	Emerson Electric Co.	204,701

	Food & Staples Retailing – 0.99%
1,382	Wal-Mart Stores, Inc.	110,546

	Food Products – 1.46%
2,557	Archer-Daniels-Midland Co.	107,854
957	Unilever NV – ADR	55,669
		163,523
	Hotels, Restaurants & Leisure – 1.77%
1,341	Carnival PLC – ADR	90,222
1,135	Darden Restaurants, Inc.	95,204
121	Wyndham Worldwide Corp.	12,629
		198,055
	Household Durables – 0.40%
660	Electrolux AB – ADR	44,979

	Household Products – 2.86%
1,377	Kimberly-Clark Corp.	169,591
1,662	Procter & Gamble Co.	150,943
		320,534
	Insurance – 14.08%
51,314	Aegon NV – ADR	285,819
23,259	Allianz SE – ADR	496,580
3,390	AXA S.A. – ADR	99,903
7,785	Manulife Financial Corp.#	160,527
2,522	MetLife, Inc.	138,710
3,771	Principal Financial Group, Inc.	251,714
418	Prudential Financial, Inc.	47,330
2,507	Sun Life Financial, Inc.#	96,093
		1,576,676
	IT Services – 5.40%
2,657	International Business Machines Corp.	384,388
11,144	Western Union Co.	220,094
		604,482

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Enhanced Dividend Fund

Schedule of Investments (Continued)
at July 31, 2017

Shares		Value
	COMMON STOCKS (Continued)
	Machinery – 2.46%
1,638	Cummins, Inc.	$275,020

	Media – 0.62%
618	Interpublic Group of Companies, Inc.	13,355
1,604	Viacom, Inc. – Class B	56,012
		69,367
	Metals & Mining – 1.26%
1,101	Nucor Corp.	63,495
1,036	POSCO – ADR	77,824
		141,319
	Multiline retail – 1.73%
4,686	Kohl’s Corp.	193,766

	Multi-line Retail – 2.37%
4,096	Macy’s, Inc.	97,280
2,973	Target Corp.	168,480
		265,760
	Oil, Gas & Consumable Fuels – 13.57%
5,855	BP PLC – ADR	205,745
144	China Petroleum & Chemical Corp. – ADR	10,972
786	CNOOC Ltd. – ADR	88,386
37,641	Gazprom PJSC – ADR	147,176
8,988	LUKOIL PJSC – ADR	423,694
1,379	Marathon Petroleum Corp.	77,210
5,094	Total S.A. – ADR	258,113
4,466	Valero Energy Corp.	308,020
		1,519,316
	Paper & Forest Products – 2.67%
3,718	International Paper Co.	204,416
4,196	Stora Enso OYJ – ADR	56,100
1,395	UPM-Kymmene OYJ – ADR	37,979
		298,495
	Pharmaceuticals – 3.19%
2,702	AstraZeneca PLC – ADR	81,546
8,298	Pfizer, Inc.	275,162
		356,708
	Semiconductors & Semiconductor Equipment – 1.54%
4,871	Intel Corp.	172,774

	Software – 2.26%
8,152	CA, Inc.	253,038

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Enhanced Dividend Fund

Schedule of Investments (Continued)
at July 31, 2017

Shares		Value
	COMMON STOCKS (Continued)
	Specialty Retail – 3.02%
5,794	Best Buy Co., Inc.	$338,022

	Technology Hardware Storage & Peripherals – 0.53%
1,801	Seagate Technology PLC#	59,361

	Wireless Telecommunication Services – 3.93%
17,724	Mobile TeleSystems – ADR	151,895
10,547	SK Telecom Co., Ltd. – ADR	287,511
		439,406
	Total Common Stocks (Cost $9,648,328)	11,023,268
	Total Investments in Securities (Cost $9,648,328) – 98.47%	11,023,268
	Other Assets in Excess of Liabilities – 1.53%	171,283
	Net Assets – 100.00%	$11,194,551

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
ADR – American Depository Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Country Allocation
Country	% of Net Assets
United States	56.9%
United Kingdom	7.6%
France	6.5%
Russian Federation	6.5%
Netherlands	5.4%
Germany	4.7%
Republic of Korea	3.3%
Canada	2.3%
Japan	1.6%
Switzerland	1.4%
Sweden	0.9%
Finland	0.8%
Hong Kong	0.8%
Singapore	0.5%
Ireland	0.5%
Australia	0.2%
China	0.1%
100.0%

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Market Leaders Value Fund

Schedule of Investments
at July 31, 2017

Shares		Value
	COMMON STOCKS – 98.63%
	Aerospace & Defense – 7.30%
12,572	Boeing Co.	$3,048,208
690	Lockheed Martin Corp.	201,570
3,208	Spirit AeroSystems Holdings, Inc. – Class A	193,859
5,961	United Technologies Corp.	706,796
		4,150,433
	Airlines – 3.60%
30,249	United Continental Holdings, Inc.*	2,047,252

	Auto Components – 0.82%
3,136	Lear Corp.	464,724

	Automobiles – 0.79%
12,514	General Motors Co.	450,254

	Banks – 2.00%
8,986	Citigroup, Inc.	615,092
35,722	Regions Financial Corp.	521,541
		1,136,633
	Biotechnology – 3.13%
23,351	Gilead Sciences, Inc.	1,776,778

	Capital Markets – 6.44%
20,147	Ameriprise Financial, Inc.	2,918,897
1,735	The Goldman Sachs Group, Inc.	390,948
7,654	Thomson Reuters Corp.#	351,242
		3,661,087
	Chemicals – 5.67%
7,735	Celanese Corp. – Class A	743,875
27,503	LyondellBasell Industries NV – Class A#	2,477,745
		3,221,620
	Communications Equipment – 1.64%
10,296	Motorola Solutions, Inc.	933,641

	Computers & Peripherals – 1.03%
13,479	NetApp, Inc.	585,258

	Consumer Finance – 4.19%
18,922	American Express Co.	1,612,721
1,253	Capital One Financial Corp.	107,984
10,885	Discover Financial Services	663,332
		2,384,037

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Market Leaders Value Fund

Schedule of Investments (Continued)
at July 31, 2017

Shares		Value
	COMMON STOCKS (Continued)
	Diversified Financial Services – 1.54%
8,023	MSCI, Inc.	$874,106

	Diversified Telecommunication Services – 0.55%
18,966	Telstra Corp., Ltd. – ADR	310,094

	Electronic Equipment, Instruments & Components – 4.41%
35,916	Corning, Inc.	1,046,592
18,133	TE Connectivity Ltd.#	1,457,712
		2,504,304
	Food & Staples Retailing – 2.19%
8,008	CVS Health Corp.	640,079
11,514	Sysco Corp.	605,867
		1,245,946
	Health Care Providers & Services – 3.86%
2,027	Aetna, Inc.	312,786
13,793	Express Scripts Holding Co.*	863,994
3,166	HCA Holdings, Inc.*	254,356
4,702	McKesson Corp.	761,113
		2,192,249
	Hotels, Restaurants & Leisure – 9.58%
14,727	McDonald’s Corp.	2,284,747
19,102	Wyndham Worldwide Corp.	1,993,676
15,457	Yum! Brands, Inc.	1,166,694
		5,445,117
	Household Products – 2.02%
12,638	Procter & Gamble Co.	1,147,783

	Insurance – 11.96%
172,120	Aegon NV – ADR	958,708
12,808	Allstate Corp.	1,165,528
21,173	Hartford Financial Services Group, Inc.	1,164,515
15,826	Lincoln National Corp.	1,156,248
8,863	Travelers Companies, Inc.	1,135,262
27,464	XL Group Ltd.#	1,219,401
		6,799,662
	Internet Software & Services – 0.47%
7,431	eBay, Inc.*	265,510

	IT Services – 1.45%
41,850	Western Union Co.	826,538

	Machinery – 0.98%
3,318	Cummins, Inc.	557,092

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Market Leaders Value Fund

Schedule of Investments (Continued)
at July 31, 2017

Shares		Value
	COMMON STOCKS (Continued)
	Media – 4.29%
16,604	CBS Corp. – Class B	$1,093,041
143,183	Sirius XM Holdings, Inc.	839,052
17,340	Twenty-First Century Fox, Inc. – Class A	504,594
		2,436,687
	Multi-line Retail – 3.50%
20,757	Kohl’s Corp.	858,302
19,907	Target Corp.	1,128,130
		1,986,432
	Oil, Gas & Consumable Fuels – 4.24%
34,919	Valero Energy Corp.	2,408,364

	Professional Services – 0.48%
2,536	Manpower, Inc.	271,732

	Semiconductors & Semiconductor Equipment – 2.71%
29,746	Applied Materials, Inc.	1,318,045
4,134	QUALCOMM, Inc.	219,887
		1,537,932
	Software – 2.46%
25,019	Cadence Design Systems, Inc.*	923,201
7,246	CDK Global, Inc.	476,642
		1,399,843
	Specialty Retail – 3.34%
32,579	Best Buy Co., Inc.	1,900,658

	Technology Hardware, Storage & Peripherals – 1.24%
1,299	Apple, Inc.	193,200
15,581	Seagate Technology PLC#	513,550
		706,750
	Trading Companies & Distributors – 0.75%
1,283	United Rentals, Inc.*	152,626
1,637	W.W. Grainger, Inc.	272,954
		425,580
	Total Common Stocks (Cost $50,548,266)	56,054,096
	Total Investments in Securities (Cost $50,548,266) – 98.63%	56,054,096
	Other Assets in Excess of Liabilities – 1.37%	781,305
	Net Assets – 100.00%	$56,835,401

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
ADR – American Depository Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small Cap Value Fund

Schedule of Investments
at July 31, 2017

Shares		Value
	COMMON STOCKS – 97.09%
	Aerospace & Defense – 0.99%
2,119	Vectrus, Inc.*	$72,067

	Auto Components – 0.87%
1,482	Cooper Tire & Rubber Co.	54,167
90	Cooper-Standard Holding, Inc.*	9,203
		63,370
	Banks – 0.85%
1,550	Hilltop Holdings, Inc.	38,797
783	Northrim BanCorp, Inc.	22,824
		61,621
	Biotechnology – 0.36%
1,080	Myriad Genetics, Inc.*	26,212

	Building Products – 0.46%
1,534	Continental Building Products, Inc.*	33,748

	Capital Markets – 6.95%
721	Artisan Partners Asset Management, Inc. – Class A	23,973
1,056	Investment Technology Group, Inc.	23,306
4,693	Moelis & Co. – Class A	191,944
756	Piper Jaffray Companies, Inc.	47,174
2,397	Virtu Financial, Inc. – Class A	39,670
8,628	Waddell & Reed Financial, Inc. – Class A	178,341
		504,408
	Chemicals – 3.79%
374	Innophos Holdings, Inc.	15,622
6,589	Rayonier Advanced Materials, Inc.	98,242
2,296	Trinseo S.A.#	161,409
		275,273
	Commercial Banks – 4.03%
2,377	Capital City Bank Group, Inc.	50,773
919	First Bancorp	28,765
112	First Citizens BancShares, Inc. – Class A	41,218
1,521	First Community Bancshares, Inc.	41,402
707	First Interstate BancSystem, Inc. – Class A	25,841
925	Independent Bank Corp.	19,610
2,304	TriCo Bancshares	85,017
		292,626
	Commercial Services & Supplies – 3.23%
591	Ennis, Inc.	11,377
5,857	LSC Communications, Inc.	125,223
2,704	Quad Graphics, Inc.	60,732
1,129	SP Plus Corp.*	36,918
		234,250

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small Cap Value Fund

Schedule of Investments (Continued)
at July 31, 2017

Shares		Value
	COMMON STOCKS (Continued)
	Communications Equipment – 0.71%
705	InterDigital, Inc.	$51,359

	Construction & Engineering – 2.09%
187	Argan, Inc.	12,052
579	EMCOR Group, Inc.	39,083
2,174	KBR, Inc.	32,436
2,142	MYR Group, Inc.*	68,137
		151,708
	Consumer Finance – 3.07%
5,727	Enova International, Inc.*	83,041
1,990	Green Dot Corp. – Class A*	80,078
2,483	Regional Management Corp.*	59,567
		222,686
	Diversified Financial Services – 0.62%
1,738	Marlin Business Services Corp.	45,188

	Electric Utilities – 0.18%
254	El Paso Electric Co.	13,183

	Electronic Equipment, Instruments & Components – 8.32%
4,647	Benchmark Electronics, Inc.*	156,373
8,148	Celestica, Inc.*#	96,880
2,395	Insight Enterprises, Inc.*	97,045
6,800	Kimball Electronics, Inc.*	132,260
647	Methode Electronics, Inc.	25,718
1,586	Sanmina Corp.*	56,858
992	ScanSource, Inc.*	39,283
		604,417
	Food & Staples Retailing – 0.47%
884	United Natural Foods, Inc.*	34,061

	Food Products – 1.17%
573	Fresh Del Monte Produce, Inc.#	29,492
3,457	Omega Protein Corp.	55,312
		84,804
	Gas Utilities – 0.45%
524	Northwest Natural Gas Co.	33,064

	Health Care Equipment & Supplies – 0.98%
3,863	Lantheus Holdings, Inc.*	71,272

	Health Care Providers & Services – 3.73%
559	AMN Healthcare Services, Inc.*	20,627
847	HealthSouth Corp.	36,048
1,514	Magellan Health, Inc.*	112,869

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small Cap Value Fund

Schedule of Investments (Continued)
at July 31, 2017

Shares		Value
	COMMON STOCKS (Continued)
	Health Care Providers & Services (Continued)
459	Molina Healthcare, Inc.*	$30,661
2,202	Owens & Minor, Inc.	70,970
		271,175
	Hotels, Restaurants & Leisure – 0.70%
852	Brinker International, Inc.	30,220
466	Tropicana Entertainment, Inc.*	20,388
		50,608
	Household Durables – 3.52%
1,040	Bassett Furniture Industries, Inc.	38,688
1,561	Hooker Furniture Corp.	65,874
1,014	La-Z-Boy, Inc.	34,273
2,512	MDC Holdings, Inc.	86,137
1,371	Taylor Morrison Home Corp. – Class A*	31,012
		255,984
	Independent Power and Renewable Electricity Producers – 1.81%
26,093	Atlantic Power Corp.*#	60,014
1,563	Atlantica Yield PLC#	33,776
5,696	TransAlta Corp.#	37,309
		131,099
	Insurance – 10.51%
1,535	Argo Group International Holdings Ltd.#	92,023
5,605	Baldwin & Lyons, Inc. – Class B	131,158
1,086	EMC Insurance Group, Inc.	30,082
1,411	Employers Holdings, Inc.	61,167
1,057	Fanhua, Inc. – ADR	9,333
2,620	HCI Group, Inc.	118,136
343	National Western Life Group, Inc. – Class A	115,450
493	Selective Insurance Group, Inc.	24,970
730	United Fire Group, Inc.	32,938
517	United Insurance Holdings Corp.	8,251
5,849	Universal Insurance Holdings, Inc.	139,500
		763,008
	IT Services – 2.02%
2,181	Convergys Corp.	52,279
359	Science Applications International Corp.	25,277
4,849	Travelport Worldwide Ltd.#	69,340
		146,896
	Leisure Products – 0.54%
2,209	Nautilus, Inc.*	38,878

	Machinery – 8.27%
6,894	China Yuchai International Ltd.#	155,667
3,324	Greenbrier Companies, Inc.	149,580
6,769	Meritor, Inc.*	116,968
9,337	Wabash National Corp.	178,151
		600,366

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small Cap Value Fund

Schedule of Investments (Continued)
at July 31, 2017

Shares		Value
	COMMON STOCKS (Continued)
	Metals & Mining – 1.24%
1,795	Schnitzer Steel Industries, Inc.	$46,311
860	Worthington Industries, Inc.	43,576
		89,887
	Multi-line Retail – 3.45%
810	Big Lots, Inc.	40,233
2,848	Dillard’s, Inc. – Class A	210,240
		250,473
	Multi-Utilities – 2.67%
23,265	Just Energy Group, Inc.#	124,468
1,375	Unitil Corp.	69,781
		194,249
	Oil, Gas & Consumable Fuels – 4.22%
4,444	CVR Energy, Inc.	84,036
5,928	Renewable Energy Group, Inc.*	74,100
1,483	Rex American Resources Corp.*	148,270
		306,406
	Paper & Forest Products – 0.93%
6,156	Mercer International, Inc.	67,716

	Professional Services – 2.33%
564	ICF International, Inc.*	25,521
2,231	Kelly Services, Inc. – Class A	49,684
1,606	Kforce, Inc.	30,032
4,672	RPX Corp.*	63,866
		169,103
	Real Estate Management & Development – 0.39%
183	RMR Group, Inc. – Class A	8,940
3,558	Xinyuan Real Estate Co. Ltd. – ADR	19,640
		28,580
	Semiconductors & Semiconductor Equipment – 1.15%
3,082	Amkor Technology, Inc.*	31,960
634	Kulicke & Soffa Industries, Inc.*	13,656
1,441	Tower Semiconductor Ltd.*#	37,682
		83,298
	Specialty Retail – 4.14%
1,828	Aaron’s, Inc.	84,600
1,888	Buckle, Inc.	32,285
380	Children’s Place, Inc.	40,147
15,128	Office Depot, Inc.	88,801
3,388	Pier 1 Imports, Inc.	15,619
1,154	Select Comfort Corp.*	39,017
		300,469
	Textiles, Apparel & Luxury Goods – 1.60%
1,629	Movado Group, Inc.	40,074
649	Oxford Industries, Inc.	40,971

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small Cap Value Fund

Schedule of Investments (Continued)
at July 31, 2017

Shares		Value
	COMMON STOCKS (Continued)
	Textiles, Apparel & Luxury Goods (Continued)
3,481	Vera Bradley, Inc.*	$35,088
		116,133
	Thrifts & Mortgage Finance – 2.77%
2,392	Nationstar Mortgage Holdings, Inc.*	42,649
15,943	TrustCo Bank Corp. NY	132,327
523	Walker & Dunlop, Inc.*	26,281
		201,257
	Tobacco – 0.85%
966	Universal Corp.	61,776

	Trading Companies & Distributors – 0.66%
1,109	Rush Enterprises, Inc. – Class A*	47,831
	Total Common Stocks (Cost $6,350,595)	7,050,509

	PREFERRED STOCKS – 0.63%
	Electric Utilities – 0.63%
5,505	Companhia Paranaense de Energia-Copel – Class B – ADR	45,581
	Total Preferred Stocks (Cost $50,860)	45,581
	Total Investments in Securities (Cost $6,401,455) – 97.72%	7,096,090
	Other Assets in Excess of Liabilities – 2.28%	165,245
	Net Assets – 100.00%	$7,261,335

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
ADR – American Depository Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Schedule of Investments
at July 31, 2017

Shares		Value
	COMMON STOCKS – 99.14%
	Aerospace & Defense – 1.45%
1,063	BWX Technologies, Inc.	$55,999
1,158	HEICO Corp.	93,068
310	Huntington Ingalls Industries, Inc.	63,894
		212,961
	Auto Components – 1.85%
353	Cooper-Standard Holding, Inc.*	36,098
278	Dorman Products, Inc.*	21,706
3,267	Horizon Global Corp.*	45,542
1,082	LCI Industries	115,504
463	Visteon Corp.*	51,643
		270,493
	Automobiles – 1.50%
2,090	Thor Industries, Inc.	220,182

	Building Products – 0.47%
635	Trex Co., Inc.*	47,758
257	Universal Forest Products, Inc.	21,550
		69,308
	Capital Markets – 2.04%
1,155	Evercore Partners, Inc. – Class A	90,841
435	MarketAxess Holdings, Inc.	88,257
2,938	Moelis & Co. – Class A	120,164
		299,262
	Chemicals – 4.16%
2,288	Chase Corp.	247,218
317	FMC Corp.	24,212
544	Innophos Holdings, Inc.	22,723
1,227	Innospec, Inc.	76,565
945	KMG Chemicals, Inc.	47,836
632	Quaker Chemical Corp.	89,662
338	Scotts Miracle-Gro Co.	32,445
429	Stepan Co.	35,251
480	Trinseo S.A.#	33,744
		609,656
	Commercial Banks – 6.19%
1,231	American National Bankshares, Inc.	46,470
1,466	Carolina Financial Corp.	49,316
1,599	Farmers Capital Bank Corp.	60,043
3,093	First Merchants Corp.	125,081
2,844	German American Bancorp, Inc.	101,901
2,727	Heritage Financial Corp.	74,174
7,486	Lakeland Bancorp, Inc.	144,854
803	Preferred Bank	45,089
1,700	Sierra Bancorp	46,580
1,884	Stock Yards Bancorp, Inc.	67,541

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Schedule of Investments (Continued)
at July 31, 2017

Shares		Value
	COMMON STOCKS (Continued)
	Commercial Banks (Continued)
993	Stonegate Bank	$46,224
2,310	Towne Bank/Portsmouth VA	72,303
1,065	Veritex Holdings, Inc.*	28,382
		907,958
	Commercial Services & Supplies – 3.69%
2,219	Brink’s Co.	173,415
2,048	Casella Waste Systems, Inc.*	34,366
227	Matthews International Corp.	14,880
1,216	Quad Graphics, Inc.	27,311
2,944	Rollins, Inc.	127,799
1,162	SP Plus Corp.*	37,997
314	Tetra Tech, Inc.	14,899
2,078	Viad Corp.	111,277
		541,944
	Communications Equipment – 3.07%
1,370	Comtech Telecommunications Corp.	24,660
1,719	Finisar Corp.*	46,791
1,913	InterDigital, Inc.	139,362
662	Ituran Location and Control Ltd.#	20,191
1,005	Lumentum Holdings, Inc.*	62,913
1,495	Ubiquiti Networks, Inc.*	81,477
6,875	Viavi Solutions, Inc.*	75,419
		450,813
	Computers & Peripherals – 1.32%
4,765	Logitech International S.A.#	171,730
514	NetApp, Inc.	22,318
		194,048
	Construction & Engineering – 2.34%
2,359	Argan, Inc.	152,038
219	EMCOR Group, Inc.	14,782
1,727	MasTec, Inc.*	79,787
2,875	Quanta Services, Inc.*	96,974
		343,581
	Consumer Finance – 0.62%
2,262	Green Dot Corp. – Class A*	91,023

	Containers & Packaging – 0.89%
778	AptarGroup, Inc.	62,964
642	Greif, Inc. – Class A	36,010
1,327	Owens-Illinois, Inc.*	31,715
		130,689
	Diversified Consumer Services – 1.45%
1,526	H&R Block, Inc.	46,543
1,039	Strayer Education, Inc.	81,686
2,359	Weight Watchers International, Inc.*	84,500
		212,729

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Schedule of Investments (Continued)
at July 31, 2017

Shares		Value
	COMMON STOCKS (Continued)
	Electrical Equipment – 0.19%
335	Regal Beloit Corp.	$27,922

	Electronic Equipment, Instruments & Components – 5.33%
821	CDW Corp.	52,076
928	ePlus, Inc.*	75,075
2,691	Jabil Circuit, Inc.	82,076
9,531	Kemet Corp.*	160,597
5,526	Kimball Electronics, Inc.*	107,481
5,101	Novanta, Inc.*#	188,227
731	Sanmina Corp.*	26,206
5,154	TTM Technologies, Inc.*	89,577
		781,315
	Food Products – 2.05%
2,283	Fresh Del Monte Produce, Inc.#	117,506
511	Ingredion, Inc.	63,017
924	Sanderson Farms, Inc.	120,813
		301,336
	Health Care Equipment & Supplies – 7.36%
310	Align Technology, Inc.*	51,841
147	Atrion Corp.	92,933
1,292	Blackbaud, Inc.	119,303
551	The Cooper Companies, Inc.	134,372
1,552	Cutera, Inc.*	40,430
1,281	IDEXX Laboratories, Inc.*	213,235
2,966	Masimo Corp.*	280,584
1,113	Quidel Corp.*	35,605
1,149	Varian Medical Systems, Inc.*	111,591
		1,079,894
	Health Care Providers & Services – 3.04%
900	Chemed Corp.	177,750
912	HealthEquity, Inc.*	41,833
1,825	National Research Corp.	53,655
4,370	Tivity Health, Inc.*	173,271
		446,509

	Health Care Technology – 1.23%
5,640	Quality Systems, Inc.*	96,444
1,326	Veeva Systems, Inc.*	84,546
		180,990
	Hotels, Restaurants & Leisure – 3.87%
1,894	Choice Hotels International, Inc.	122,447
1,638	Darden Restaurants, Inc.	137,396
900	Marriott Vacations Worldwide Corp.	105,165
2,605	Ruth’s Hospitality Group, Inc.	52,100

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Schedule of Investments (Continued)
at July 31, 2017

Shares		Value
	COMMON STOCKS (Continued)
	Hotels, Restaurants & Leisure (Continued)
1,927	Tropicana Entertainment, Inc.*	$84,306
312	Vail Resorts, Inc.	65,757
		567,171
	Household Durables – 3.57%
300	Garmin Ltd.#	15,057
1,698	iRobot Corp.*	179,156
1,260	MDC Holdings, Inc.	43,205
944	NACCO Industries, Inc. – Class A	61,926
40	NVR, Inc.*	104,418
1,169	SodaStream International Ltd.*#	65,838
2,411	Taylor Morrison Home Corp. – Class A*	54,537
		524,137
	Industrial Conglomerates – 0.33%
1,426	Raven Industries, Inc.	49,054

	Insurance – 2.76%
153	American Financial Group, Inc.	15,514
3,407	Assured Guaranty Ltd.#	153,349
1,317	CNA Financial Corp.	68,418
193	Investors Title Co.	34,069
334	National Western Life Group, Inc. – Class A	112,421
258	Primerica, Inc.	20,911
		404,682
	Internet & Catalog Retail – 0.47%
1,244	NutriSystem, Inc.	69,353

	Internet & Direct Marketing Retail – 1.06%
2,576	Liberty Ventures – Class A*	156,054

	Internet Software & Services – 3.42%
7,619	Blucora, Inc.*	170,666
341	Shutterstock, Inc.*	14,370
362	Stamps.com, Inc.*	53,612
336	VeriSign, Inc.*	33,993
1,580	Weibo Corp. – ADR*	121,581
1,733	Wix.com Ltd.*#	106,926
		501,148
	IT Services – 2.92%
547	Cass Information Systems, Inc.	36,080
1,210	Jack Henry & Associates, Inc.	129,857
810	ManTech International Corp. – Class A	32,173
1,192	Science Applications International Corp.	83,929
3,503	TeleTech Holdings, Inc.	146,426
		428,465

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Schedule of Investments (Continued)
at July 31, 2017

Shares		Value
	COMMON STOCKS (Continued)
	Leisure Products – 0.34%
1,735	Malibu Boats, Inc.*	$49,638

	Life Sciences Tools & Services – 1.66%
8,716	Enzo Biochem, Inc.*	94,569
2,005	PRA Health Sciences, Inc.*	149,172
		243,741
	Machinery – 5.52%
963	Alamo Group, Inc.	89,569
849	Allison Transmission Holdings, Inc.	32,092
431	Altra Industrial Motion Corp.	19,201
3,031	China Yuchai International Ltd.#	68,440
3,489	Columbus Mckinnon Corp.	90,016
516	Donaldson Co., Inc.	24,505
2,518	Douglas Dynamics, Inc.	80,072
801	ESCO Technologies, Inc.	49,422
457	Graco, Inc.	53,030
519	John Bean Technologies Corp.	47,956
228	Lincoln Electric Holdings, Inc.	19,895
974	Lydall, Inc.*	48,213
2,628	Toro Co.	186,825
		809,236
	Media – 1.30%
132	Cable One, Inc.	100,307
4,776	New York Times Co.	90,744
		191,051
	Metals & Mining – 0.31%
1,284	Steel Dynamics, Inc.	45,466

	Oil, Gas & Consumable Fuels – 1.92%
1,366	Rex American Resources Corp.*	136,572
9,579	Transportadora de Gas del Sur SA – Class B – ADR*	145,601
		282,173
	Personal Products – 0.47%
358	Medifast, Inc.	15,283
856	Nu Skin Enterprises, Inc. – Class A	54,236
		69,519
	Pharmaceuticals – 1.12%
4,298	Phibro Animal Health Corp.	164,184

	Professional Services – 1.61%
1,595	CBIZ, Inc.*	23,686
371	CRA International, Inc.	14,398
583	ICF International, Inc.*	26,381
181	Manpower, Inc.	19,394

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Schedule of Investments (Continued)
at July 31, 2017

Shares		Value
	COMMON STOCKS (Continued)
	Professional Services (Continued)
859	On Assignment, Inc.*	$42,306
3,142	TriNet Group, Inc.*	109,970
		236,135
	Real Estate Management & Development – 1.49%
586	FirstService Corp.#	37,762
1,246	RE/MAX Holdings, Inc. – Class A	72,455
2,223	RMR Group, Inc. – Class A	108,593
		218,810
	Road & Rail – 0.25%
675	Saia, Inc.*	36,686

	Semiconductors & Semiconductor Equipment – 8.40%
3,856	Advanced Energy Industries, Inc.*	279,753
3,463	Alpha & Omega Semiconductor Ltd.*#	61,295
2,033	Cabot Microelectronics Corp.	150,747
2,556	Cohu, Inc.	46,570
3,343	Entegris, Inc.*	87,252
7,847	Kulicke & Soffa Industries, Inc.*	169,024
863	NVE Corp.	68,073
407	Power Integrations, Inc.	28,755
3,193	Rudolph Technologies, Inc.*	79,027
660	Silicon Laboratories, Inc.*	49,566
4,768	Teradyne, Inc.	164,925
1,775	Tower Semiconductor Ltd.*#	46,416
		1,231,403
	Software – 1.82%
1,119	ANSYS, Inc.*	144,967
2,076	Cadence Design Systems, Inc.*	76,604
1,448	QAD, Inc. – Class A	45,395
		266,966
	Speciality Retail – 0.96%
1,018	Burlington Stores, Inc.*	88,597
1,140	Aaron’s, Inc.	52,759
		141,356
	Thrifts & Mortgage Finance – 2.79%
1,680	Beneficial Bancorp, Inc.	26,208
6,495	Charter Financial Corp.	116,780
1,578	Meta Financial Group, Inc.	112,512
3,714	TrustCo Bank Corp. NY	30,826
3,176	Washington Fed, Inc.	106,237
861	Waterstone Financial, Inc.	16,230
		408,793

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Schedule of Investments (Continued)
at July 31, 2017

Shares		Value
	COMMON STOCKS (Continued)
	Trading Companies & Distributors – 0.50%
439	MSC Industrial Direct Co., Inc. – Class A	$31,261
423	Rush Enterprises, Inc. – Class A*	18,244
781	Univar, Inc.*	24,242
		73,747
	Total Common Stocks (Cost $12,712,581)	14,541,581
	Total Investments in Securities (Cost $12,712,581) – 99.14%	14,541,581
	Other Assets in Excess of Liabilities – 0.86%	126,349
	Net Assets – 100.00%	$14,667,930

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
ADR – American Depository Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Mutual Funds

(This Page Intentionally Left Blank.)

O’Shaughnessy Mutual Funds

Statements of Assets and Liabilities
at July 31, 2017

	All Cap	Enhanced	Market Leaders
	Core Fund	Dividend Fund	Value Fund
ASSETS
Investments in securities, at value (cost $13,423,398,
$9,648,328, $50,548,266, respectively)	$17,180,822	$11,023,268	$56,054,096
Cash	71,103	127,250	349,036
Receivables:
Securities sold	—	—	3,633,424
Fund shares issued	—	343	431,374
Dividends	11,315	24,543	24,176
Due from Advisor (Note 4)	11,690	5,280	—
Dividend tax reclaim	—	74,189	—
Prepaid expenses	17,126	1,701	12,190
Total assets	17,292,056	11,256,574	60,504,296
LIABILITIES
Payables:
Securities purchased	—	—	3,608,658
Distributions payable	—	12,098	—
Fund shares redeemed	—	1,448	2,153
Administration fees	8,461	6,002	5,868
Audit fees	22,504	19,503	19,503
Transfer agent fees and expenses	9,845	3,851	3,564
Due to Advisor (Note 4)	—	—	14,271
Custody fees	4,137	2,205	1,675
Legal fees	3,358	1,960	2,337
Fund accounting fees	8,065	5,449	5,324
Chief Compliance Officer fee	1,502	1,502	1,502
12b-1 distribution fees	16,654	—	—
Trustee fees	483	477	294
Shareholder reporting	15,151	6,747	2,247
Accrued other expenses	1,568	781	1,499
Total liabilities	91,728	62,023	3,668,895
NET ASSETS	$17,200,328	$11,194,551	$56,835,401

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Mutual Funds

Statements of Assets and Liabilities (Continued)
at July 31, 2017

	All Cap	Enhanced	Market Leaders
	Core Fund	Dividend Fund	Value Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding	$1,916,154	—	—
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	113,751	—	—
Net asset value and redemption price per share	$16.85	—	—
Maximum offering price per share
(Net asset value per share divided by 94.75%)	$17.78	—	—
Class C Shares
Net assets applicable to shares outstanding	$5,781,992	—	—
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	358,399	—	—
Net asset value and offering
price per share (Note 1)	$16.13	—	—
Class I Shares
Net assets applicable to shares outstanding	$9,502,182	$11,194,551	$56,835,401
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	567,981	1,014,490	4,286,910
Net asset value, offering and
redemption price per share	$16.73	$11.03	$13.26

COMPONENTS OF NET ASSETS
Paid-in capital	$10,613,573	$29,732,275	$49,994,261
Undistributed net investment income	132,917	—	368,390
Accumulated net realized gain/(loss) on investments	2,696,414	(19,912,664)	966,920
Net unrealized appreciation of investments	3,757,424	1,374,940	5,505,830
Net assets	$17,200,328	$11,194,551	$56,835,401

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Mutual Funds

Statements of Assets and Liabilities (Continued)
at July 31, 2017

	Small Cap	Small/Mid Cap
	Value Fund	Growth Fund
ASSETS
Investments in securities, at value
(cost $6,401,455 and $12,712,581, respectively)	$7,096,090	$14,541,581
Cash	129,189	182,234
Receivables:
Securities sold	903,158	792,314
Fund shares issued	122,308	—
Dividends	7,596	5,828
Due from Advisor (Note 4)	8,717	964
Dividend tax reclaim	435	—
Prepaid expenses	6,501	4,801
Total assets	8,273,994	15,527,722
LIABILITIES
Payables:
Securities purchased	966,888	814,546
Fund shares redeemed	330	—
Administration fees	6,052	6,315
Audit fees	19,503	19,504
Transfer agent fees and expenses	3,171	3,991
Custody fees	2,222	1,787
Legal fees	3,194	1,955
Fund accounting fees	5,712	6,287
Chief Compliance Officer fee	1,501	1,502
Trustee fees	365	397
Shareholder reporting	2,067	2,724
Accrued other expenses	1,654	784
Total liabilities	1,012,659	859,792
NET ASSETS	$7,261,335	$14,667,930

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Mutual Funds

Statements of Assets and Liabilities (Continued)
at July 31, 2017

	Small Cap	Small/Mid Cap
	Value Fund	Growth Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Class I Shares
Net assets applicable to shares outstanding	$7,261,335	$14,667,930
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	547,498	915,191
Net asset value, offering and redemption price per share	$13.26	$16.03

COMPONENTS OF NET ASSETS
Paid-in capital	$6,366,508	$12,213,209
Undistributed net investment income	19,344	38,646
Accumulated net realized gain on investments	180,816	587,075
Net unrealized appreciation of investments	694,667	1,829,000
Net assets	$7,261,335	$14,667,930

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Mutual Funds

Statements of Operations
For the Year Ended July 31, 2017

	All Cap	Enhanced	Market Leaders
	Core Fund	Dividend Fund	Value Fund
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and issuance
fees of $0, $56,329, $4,254, respectively)	$695,120	$528,191	$706,600
Total income	695,120	528,191	706,600
Expenses
Advisory fees (Note 4)	185,472	91,545	151,614
12b-1 distribution fees – Class A (Note 5)	4,481	—	—
12b-1 distribution fees – Class C (Note 5)	61,602	—	—
Transfer agent fees and expenses (Note 4)	61,849	20,611	27,729
Administration fees (Note 4)	50,439	35,571	34,874
Fund accounting fees (Note 4)	48,966	32,439	32,831
Registration fees	40,889	18,760	30,971
Audit fees	22,803	19,804	19,802
Custody fees (Note 4)	13,311	8,977	11,547
Trustee fees	10,819	10,568	11,126
Legal fees	10,566	7,952	7,953
Reports to shareholders	10,300	1,213	2,362
Chief Compliance Officer fee (Note 4)	9,001	9,001	8,916
Miscellaneous expense	7,122	4,241	6,683
Insurance expense	2,607	1,885	2,263
Total expenses	540,227	262,567	348,671
Advisory fee waiver and
expense reimbursement (Note 4)	(271,811)	(123,137)	(159,802)
Net expenses	268,416	139,430	188,869
Net investment income	426,704	388,761	517,731
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	8,424,064	570,478	1,052,192
Net change in unrealized
appreciation on investments	(5,675,343)	1,010,492	4,983,621
Net realized and unrealized
gain on investments	2,748,721	1,580,970	6,035,813
Net increase in net assets
resulting from operations	$3,175,425	$1,969,731	$6,553,544

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Mutual Funds

Statements of Operations (Continued)
For the Year Ended July 31, 2017

	Small Cap	Small/Mid Cap
	Value Fund	Growth Fund
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and issuance
fees of $2,617 and $2,469, respectively)	$104,240	$215,382
Total income	104,240	215,382
Expenses
Advisory fees (Note 4)	41,326	88,697
Transfer agent fees and expenses (Note 4)	18,001	23,446
Administration fees (Note 4)	35,898	36,853
Fund accounting fees (Note 4)	35,739	37,421
Registration fees	27,805	18,723
Audit fees	19,802	19,804
Custody fees (Note 4)	18,367	11,442
Trustee fees	10,938	10,568
Legal fees	7,643	7,561
Reports to shareholders	2,054	2,118
Chief Compliance Officer fee (Note 4)	8,916	9,001
Miscellaneous expense	4,508	4,783
Insurance expense	2,193	1,807
Total expenses	233,190	272,224
Advisory fee waiver and expense reimbursement (Note 4)	(185,057)	(96,308)
Net expenses	48,133	175,916
Net investment income	56,107	39,466
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	212,209	1,539,972
Net change in unrealized appreciation on investments	587,245	552,099
Net realized and unrealized gain on investments	799,454	2,092,071
Net increase in net assets resulting from operations	$855,561	$2,131,537

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy All Cap Core Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	July 31, 2017	July 31, 2016
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$426,704	$1,164,528
Net realized gain on investments	8,424,064	3,375,306
Net change in unrealized appreciation on investments	(5,675,343)	(5,146,049)
Net increase/(decrease) in net
assets resulting from operations	3,175,425	(606,215)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A Shares	(35,627)	(11,226)
Class C Shares	(83,665)	—
Class I Shares	(347,067)	(584,715)
From net realized gain on investments
Class A Shares	(106,256)	(161,307)
Class C Shares	(362,596)	(714,975)
Class I Shares	(911,576)	(6,090,993)
Total distributions to shareholders	(1,846,787)	(7,563,216)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares (a)	(60,340,929)	(34,754,038)
Total decrease in net assets	(59,012,291)	(42,923,469)

NET ASSETS
Beginning of year	76,212,619	119,136,088
End of year	$17,200,328	$76,212,619
Includes undistributed net investment income of	$132,917	$523,795

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy All Cap Core Fund

Statements of Changes in Net Assets (Continued)

(a)	A summary of share transactions is as follows:

	Year Ended	Year Ended
	July 31, 2017	July 31, 2016
Class A Shares
Net proceeds from shares sold	$403,167	$680,949
Distributions reinvested	133,579	151,734
Payment for shares redeemed	(903,224)	(974,380)+
Net decrease in net assets from capital share transactions	$(366,478)	$(141,697)
+ Net of redemption fees of	$—	$3,854

Class C Shares
Net proceeds from shares sold	$417,050	$168,902
Distributions reinvested	443,108	714,975
Payment for shares redeemed	(4,270,160)	(1,707,614)
Net decrease in net assets from capital share transactions	$(3,410,002)	$(823,737)

Class I Shares
Net proceeds from shares sold	$2,966,143	$22,130,745
Distributions reinvested	1,030,987	4,115,424
Payment for shares redeemed	(60,561,579)+	(60,034,773)+
Net decrease in net assets from capital share transactions	$(56,564,449)	$(33,788,604)
+ Net of redemption fees of	$5,583	$8,827
	$(60,340,929)	$(34,754,038)

Class A Shares
Shares sold	26,309	48,198
Shares issued on reinvestment of distributions	8,771	10,428
Shares redeemed	(61,046)	(68,380)
Net decrease in shares outstanding	(25,966)	(9,754)

Class C Shares
Shares sold	27,740	11,790
Shares issued on reinvestment of distributions	30,246	50,744
Shares redeemed	(295,524)	(121,058)
Net decrease in shares outstanding	(237,538)	(58,524)

Class I Shares
Shares sold	199,582	1,535,752
Shares issued on reinvestment of distributions	68,277	284,608
Shares redeemed	(4,141,507)	(4,113,822)
Net decrease in shares outstanding	(3,873,648)	(2,293,462)
	(4,137,152)	(2,361,740)

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Enhanced Dividend Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	July 31, 2017	July 31, 2016
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$388,761	$867,828
Net realized gain/(loss) on investments	570,478	(3,408,262)
Net change in unrealized
appreciation/(depreciation) on investments	1,010,492	1,822,830
Net increase/(decrease) in net assets
resulting from operations	1,969,731	(717,604)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class I Shares	(389,671)	(869,452)
Total distributions to shareholders	(389,671)	(869,452)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares (a)	(10,365,757)	(15,925,144)
Total decrease in net assets	(8,785,697)	(17,512,200)

NET ASSETS
Beginning of year	19,980,248	37,492,448
End of year	$11,194,551	$19,980,248
Includes undistributed net investment income of	$—	$—

(a) A summary of share transactions is as follows:

Class I Shares
Net proceeds from shares sold	$313,419	$4,559,822
Distributions reinvested	219,605	558,742
Payment for shares redeemed	(10,898,781)+	(21,043,708)+
Net decrease in net assets from capital share transactions	$(10,365,757)	$(15,925,144)
+ Net of redemption fees of	$335	$8,654

Class I Shares
Shares sold	29,959	488,467
Shares issued on reinvestment of distributions	21,090	60,466
Shares redeemed	(1,061,735)	(2,284,671)
Net decrease in shares outstanding	(1,010,686)	(1,735,738)

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Market Leaders Value Fund

Statements of Changes in Net Assets

		February 26, 2016*
	Year Ended	through
	July 31, 2017	July 31, 2016
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$517,731	$55,211
Net realized gain/(loss) on investments	1,052,192	(3,434)
Net change in unrealized appreciation on investments	4,983,621	522,209
Net increase in net assets resulting from operations	6,553,544	573,986

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class I Shares	(204,550)	—
Total distributions to shareholders	(204,550)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares (a)	35,202,744	14,709,677
Total increase in net assets	41,551,738	15,283,663

NET ASSETS
Beginning of period	15,283,663	—
End of period	$56,835,401	$15,283,663
Includes undistributed net investment income of	$368,390	$55,211

(a) A summary of share transactions is as follows:

Class I Shares
Net proceeds from shares sold	$41,128,232	$14,758,199
Distributions reinvested	131,700	—
Payment for shares redeemed	(6,057,188)+	(48,522)+
Net increase in net assets from capital share transactions	$35,202,744	$14,709,677
+ Net of redemption fees of	$1,639	$835

Class I Shares
Shares sold	3,373,817	1,410,472
Shares issued on reinvestment of distributions	10,902	—
Shares redeemed	(503,700)	(4,581)
Net increase in shares outstanding	2,881,019	1,405,891

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small Cap Value Fund

Statements of Changes in Net Assets

		February 26, 2016*
	Year Ended	through
	July 31, 2017	July 31, 2016
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$56,107	$8,755
Net realized gain/(loss) on investments	212,209	(21,836)
Net change in unrealized appreciation on investments	587,245	107,422
Net increase in net assets resulting from operations	855,561	94,341

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class I Shares	(49,958)	—
Total distributions to shareholders	(49,958)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares (a)	3,827,236	2,534,155
Total increase in net assets	4,632,839	2,628,496

NET ASSETS
Beginning of period	2,628,496	—
End of period	$7,261,335	$2,628,496
Includes undistributed net investment income of	$19,344	$8,763

(a) A summary of share transactions is as follows:

Class I Shares
Net proceeds from shares sold	$4,157,720	$2,638,869
Distributions reinvested	46,638	—
Payment for shares redeemed	(377,122)+	(104,714)+
Net increase in net assets from capital share transactions	$3,827,236	$2,534,155
+ Net of redemption fees of	$265	$1,833

Class I Shares
Shares sold	333,018	251,039
Shares issued on reinvestment of distributions	3,638	—
Shares redeemed	(30,226)	(9,971)
Net increase in shares outstanding	306,430	241,068

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	July 31, 2017	July 31, 2016
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$39,466	$50,136
Net realized gain/(loss) on investments	1,539,972	(66,937)
Net change in unrealized appreciation on investments	552,099	95,797
Net increase in net assets resulting from operations	2,131,537	78,996

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class I Shares	(45,587)	(53,324)
From net realized gain on investments
Class I Shares	—	(917,118)
Total distributions to shareholders	(45,587)	(970,442)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares (a)	(1,721,384)	(2,734,846)
Total increase/(decrease) in net assets	364,566	(3,626,292)

NET ASSETS
Beginning of year	14,303,364	17,929,656
End of year	$14,667,930	$14,303,364
Includes undistributed net investment income of	$38,646	$50,124

(a) A summary of share transactions is as follows:

Class I Shares
Net proceeds from shares sold	$1,803,948	$2,715,739
Distributions reinvested	26,980	641,317
Payment for shares redeemed	(3,552,312)+	(6,091,902)+
Net decrease in net assets from capital share transactions	$(1,721,384)	$(2,734,846)
+ Net of redemption fees of	$76	$200

Class I Shares
Shares sold	121,245	206,755
Shares issued on reinvestment of distributions	1,790	47,260
Shares redeemed	(232,613)	(441,673)
Net decrease in shares outstanding	(109,578)	(187,658)

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy All Cap Core Fund

Financial Highlights
For a share outstanding throughout the year

Class A Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.87	$15.91	$17.07	$15.98	$12.78

Income from investment operations:
Net investment income†	0.20	0.18	0.17	0.12	0.20
Net realized and unrealized
gain/(loss) on investments	3.05	(0.01)	1.17	2.35	3.17
Total from investment operations	3.25	0.17	1.34	2.47	3.37

Less distributions:
From net investment income	(0.32)	(0.08)	(0.07)	(0.13)	(0.17)
From net realized gain on investments	(0.95)	(1.16)	(2.43)	(1.25)	—
Total distributions	(1.27)	(1.24)	(2.50)	(1.38)	(0.17)

Redemption fees retained	—	0.03 †	—	—	0.00 †^

Net asset value, end of year	$16.85	$14.87	$15.91	$17.07	$15.98

Total return	22.78%	1.45%	8.19%	15.89%	26.74%

Ratios/supplemental data:
Net assets, end of year (thousands)	$1,916	$2,077	$2,379	$6,471	$4,204

Ratio of expenses to average net assets:
Before fee waiver and expense
reimbursement/recoupment	2.01%	1.15%	1.03%	1.01%	1.07%
After fee waiver and expense
reimbursement/recoupment	0.85%	0.85%	0.93%#	1.23%	1.24%

Ratio of net investment income
to average net assets:
Before fee waiver and expense
reimbursement/recoupment	0.13%	0.91%	0.93%	0.91%	1.62%
After fee waiver and expense
reimbursement/recoupment	1.29%	1.21%	1.03%	0.69%	1.45%

Portfolio turnover rate	60.54%	104.46%	81.23%	71.56%	57.50%

†	Based on average shares outstanding.
^	Amount is less than $0.01.
#	Effective January 1, 2015, the Advisor agreed to temporarily lower the net annual operating expense limit to 0.85%.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy All Cap Core Fund

Financial Highlights
For a share outstanding throughout the year

Class C Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.30	$15.41	$16.68	$15.67	$12.55

Income from investment operations:
Net investment income/(loss)†	0.08	0.07	0.04	(0.01)	0.10
Net realized and unrealized
gain/(loss) on investments	2.92	(0.02)	1.15	2.31	3.11
Total from investment operations	3.00	0.05	1.19	2.30	3.21

Less distributions:
From net investment income	(0.22)	—	(0.03)	(0.04)	(0.09)
From net realized gain on investments	(0.95)	(1.16)	(2.43)	(1.25)	—
Total distributions	(1.17)	(1.16)	(2.46)	(1.29)	(0.09)

Redemption fees retained	—	—	—	0.00 †^	0.00 †^

Net asset value, end of year	$16.13	$14.30	$15.41	$16.68	$15.67

Total return	21.83%	0.45%	7.40%	15.02%	25.77%

Ratios/supplemental data:
Net assets, end of year (thousands)	$5,782	$8,521	$10,082	$10,139	$7,485

Ratio of expenses to average net assets:
Before fee waiver and expense
reimbursement/recoupment	2.71%	1.90%	1.77%	1.76%	1.82%
After fee waiver and expense
reimbursement/recoupment	1.60%	1.60%	1.67%#	1.98%	1.99%

Ratio of net investment income/(loss)
to average net assets:
Before fee waiver and expense
reimbursement/recoupment	(0.54)%	0.17%	0.14%	0.18%	0.89%
After fee waiver and expense
reimbursement/recoupment	0.57%	0.47%	0.24%	(0.04)%	0.72%

Portfolio turnover rate	60.54%	104.46%	81.23%	71.56%	57.50%

†	Based on average shares outstanding.
^	Amount is less than $0.01.
#	Effective January 1, 2015, the Advisor agreed to temporarily lower the net annual operating expense limit to 1.60%.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy All Cap Core Fund

Financial Highlights
For a share outstanding throughout the year

Class I Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.77	$15.84	$17.04	$15.95	$12.77

Income from investment operations:
Net investment income†	0.24	0.21	0.20	0.16	0.23
Net realized and unrealized
gain/(loss) on investments	3.03	(0.01)	1.18	2.35	3.16
Total from investment operations	3.27	0.20	1.38	2.51	3.39

Less distributions:
From net investment income	(0.36)	(0.11)	(0.15)	(0.17)	(0.21)
From net realized gain on investments	(0.95)	(1.16)	(2.43)	(1.25)	—
Total distributions	(1.31)	(1.27)	(2.58)	(1.42)	(0.21)

Redemption fees retained†^	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$16.73	$14.77	$15.84	$17.04	$15.95

Total return	23.14%	1.46%	8.49%	16.18%	26.93%

Ratios/supplemental data:
Net assets, end of year (thousands)	$9,502	$65,615	$106,675	$119,470	$114,220

Ratio of expenses to average net assets:
Before fee waiver and expense
reimbursement/recoupment	1.31%	0.90%	0.77%	0.76%	0.82%
After fee waiver and expense
reimbursement/recoupment	0.60%	0.60%	0.67%#	0.98%	0.99%

Ratio of net investment income
to average net assets:
Before fee waiver and expense
reimbursement/recoupment	0.91%	1.15%	1.15%	1.18%	1.79%
After fee waiver and expense
reimbursement/recoupment	1.62%	1.45%	1.25%	0.96%	1.62%

Portfolio turnover rate	60.54%	104.46%	81.23%	71.56%	57.50%

†	Based on average shares outstanding.
^	Amount is less than $0.01.
#	Effective January 1, 2015, the Advisor agreed to temporarily lower the net annual operating expense limit to 0.60%.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Enhanced Dividend Fund

Financial Highlights
For a share outstanding throughout the year

Class I Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.87	$9.97	$13.59	$11.96	$10.70

Income from investment operations:
Net investment income†	0.29	0.34	0.38	0.72	0.43
Net realized and unrealized
gain/(loss) on investments	1.17	(0.10)	(2.78)	1.60	1.21
Total from investment operations	1.46	0.24	(2.40)	2.32	1.64

Less distributions:
From net investment income	(0.30)	(0.34)	(0.44)	(0.68)	(0.38)
From net realized gain on investments	—	—	(0.78)	(0.01)	—
Total distributions	(0.30)	(0.34)	(1.22)	(0.69)	(0.38)

Redemption fees retained†^	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$11.03	$9.87	$9.97	$13.59	$11.96

Total return	15.02%	2.74%	-18.11%	19.64%	15.52%

Ratios/supplemental data:
Net assets, end of year (thousands)	$11,195	$19,980	$37,492	$127,799	$72,140

Ratio of expenses to average net assets:
Before fee waiver and expense
reimbursement/recoupment	1.86%	1.40%	0.94%#	0.87%	1.08%
After fee waiver and expense
reimbursement/recoupment	0.99%	0.99%	1.02%#	0.99%	0.99%

Ratio of net investment income
to average net assets:
Before fee waiver and expense
reimbursement/recoupment	1.89%	3.23%	3.34%	5.64%	3.58%
After fee waiver and expense
reimbursement/recoupment	2.76%	3.64%	3.26%	5.52%	3.67%

Portfolio turnover rate	37.49%	47.61%	50.89%	45.47%	35.48%

†	Based on average shares outstanding.
^	Amount is less than $0.01.
#	Includes expenses of Class A shares and Class C shares which converted to Class I shares on November 28, 2014.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Market Leaders Value Fund

Financial Highlights
For a share outstanding throughout the period

Class I Shares
		February 26, 2016*
	Year Ended	to
	July 31, 2017	July 31, 2016
Net asset value, beginning of period	$10.87	$10.00

Income from investment operations:
Net investment income†	0.22	0.08
Net realized and unrealized gain on investments	2.29	0.79
Total from investment operations	2.51	0.87

Less distributions:
From net investment income	(0.12)	—
Total distributions	(0.12)	—

Redemption fees retained†^	0.00	0.00

Net asset value, end of period	$13.26	$10.87

Total return	23.25%	8.70	%++

Ratios/supplemental data:
Net assets, end of period (thousands)	$56,835	$15,284

Ratio of expenses to average net assets:
Before expense reimbursement	1.20%	2.98	%+
After expense reimbursement	0.65%	0.65	%+

Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	1.23%	(0.63	)%+
After expense reimbursement	1.78%	1.70	%+

Portfolio turnover rate	63.30%	2.32	%++

*	Commencement of operations.
+	Annualized.
++	Not annualized.
†	Based on average shares outstanding.
^	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small Cap Value Fund

Financial Highlights
For a share outstanding throughout the period

Class I Shares
		February 26, 2016*
	Year Ended	to
	July 31, 2017	July 31, 2016
Net asset value, beginning of period	$10.90	$10.00

Income from investment operations:
Net investment income†	0.20	0.05
Net realized and unrealized gain on investments	2.31	0.84
Total from investment operations	2.51	0.89

Less distributions:
From net investment income	(0.15)	—
Total distributions	(0.15)	—

Redemption fees retained	0.00 †^	0.01	†

Net asset value, end of period	$13.26	$10.90

Total return	23.04%	9.00	%++

Ratios/supplemental data:
Net assets, end of period (thousands)	$7,261	$2,628

Ratio of expenses to average net assets:
Before expense reimbursement	4.80%	10.64	%+
After expense reimbursement	0.99%	0.99	%+

Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(2.21)%	(8.57	)%+
After expense reimbursement	1.60%	1.08	%+

Portfolio turnover rate	77.61%	19.10	%++

*	Commencement of operations.
+	Annualized.
++	Not annualized.
†	Based on average shares outstanding.
^	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Financial Highlights
For a share outstanding throughout the year

Class I Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.96	$14.79	$15.54	$16.18	$12.24

Income from investment operations:
Net investment income†	0.04	0.05	0.09	0.00 ^	0.04
Net realized and unrealized
gain on investments	2.07	0.05	1.11	1.76	3.95
Total from investment operations	2.11	0.10	1.20	1.76	3.99

Less distributions:
From net investment income	(0.04)	(0.05)	—	—	(0.05)
From net realized gain on investments	—	(0.88)	(1.95)	(2.40)	—
Total distributions	(0.04)	(0.93)	(1.95)	(2.40)	(0.05)

Redemption fees retained	0.00 †^	0.00 †^	0.00 †^	—	0.00 †^

Net asset value, end of year	$16.03	$13.96	$14.79	$15.54	$16.18

Total return	15.17%	0.87%	8.54%	10.83%	32.75%

Ratios/supplemental data:
Net assets, end of year (thousands)	$14,668	$14,303	$17,930	$7,516	$6,915

Ratio of expenses to average net assets:
Before fee waiver and
expense reimbursement	1.84%	1.83%	1.95%#	2.54%	2.90%
After fee waiver and
expense reimbursement	1.19%	1.19%	1.19%#	1.19%	1.19%

Ratio of net investment income/(loss)
to average net assets:
Before fee waiver and
expense reimbursement	(0.38)%	(0.30)%	(0.15)%	(1.34)%	(1.42)%
After fee waiver and
expense reimbursement	0.27%	0.34%	0.61%	0.01%	0.29%

Portfolio turnover rate	99.34%	90.41%	83.71%	98.91%	93.42%

†	Based on average shares outstanding.
^	Amount is less than $0.01.
#	Includes expenses of Class A shares which converted to Class I shares on November 28, 2014.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Mutual Funds

Notes to Financial Statements
at July 31, 2017

NOTE 1 – ORGANIZATION

The O’Shaughnessy All Cap Core Fund (the “All Cap Core Fund”), the O’Shaughnessy Enhanced Dividend Fund (the “Enhanced Dividend Fund”), the O’Shaughnessy Market Leaders Value Fund (the “Market Leaders Value Fund”), the O’Shaughnessy Small Cap Value Fund (the “Small Cap Value Fund”) and the O’Shaughnessy Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”) (together, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The All Cap Core Fund, Enhanced Dividend Fund and Small/Mid Cap Growth Fund, which are each diversified funds, began operations on August 16, 2010. The Market Leaders Value Fund and Small Cap Value Fund, which are each diversified funds, began operations on February 26, 2016. The investment objectives of the All Cap Core, Market Leaders Value, Small Cap Value and Small/Mid Cap Growth Funds are to seek long-term capital appreciation and the investment objective of the Enhanced Dividend Fund is to seek long-term capital appreciation and income.

The All Cap Core Fund currently offers Class A shares, Class C shares and Class I shares. The Enhanced Dividend Fund, Market Leaders Value Fund, Small Cap Value Fund and the Small/Mid Cap Growth Fund currently offer only Class I shares.

Class A shares may be subject to a 5.25% front-end sales load.  Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1.00% applies to certain redemptions made within twelve months, following purchases of $1 million or more without an initial sales charge.  Class C shares may be subject to a CDSC of 1.00% on redemptions held for one year or less after purchase.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the All Cap Core Fund’s, Enhanced Dividend Fund’s and Small/Mid Cap Growth Fund’s returns filed for open tax years 2014-2016, or on the Market Leaders Value Fund’s and Small Cap Value Fund’s returns filed for open tax year 2016, or expected to be taken in the Funds’ 2017 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

The All Cap Core Fund, Market Leaders Value Fund, Small Cap Value Fund and Small/Mid Cap Growth Fund distribute substantially all net investment income, if any, and net realized gains, if any, annually.  The Enhanced Dividend Fund distributes substantially all net investment income, if any, monthly, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in

O’Shaughnessy Mutual Funds

Notes to Financial Statements (Continued)
at July 31, 2017

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (Continued)

accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of a Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody, and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets. Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended July 31, 2017, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income/(Loss)	Gain/(Loss)	Paid-in Capital
All Cap Core Fund	$(351,223)	$(5,755,224)	$6,106,447
Enhanced Dividend Fund	910	(93)	(817)
Market Leaders Value Fund	(2)	(81,838)	81,840
Small Cap Value Fund	4,432	(9,549)	5,117
Small/Mid Cap Growth Fund	(5,357)	(28,094)	33,451

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.	Redemption Fee: The Funds charge a 2.00% redemption fee to shareholders who redeem shares held 90 days or less. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.
During the year ended July 31, 2017, the Funds retained redemption fees as follows:

	Class A	Class C	Class I
All Cap Core Fund	$—	$—	$5,583
Enhanced Dividend Fund	N/A	N/A	335
Market Leaders Value Fund	N/A	N/A	1,639
Small Cap Value Fund	N/A	N/A	265
Small/Mid Cap Growth Fund	N/A	N/A	76

G.
REITs: The Funds may invest in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Funds intend to include the gross dividends from such REITs in their annual distributions to its shareholders and, accordingly, a portion of the Funds’ distributions may also be designated as a return of capital.

H.
Foreign Securities: The Funds may invest without limitation in securities of foreign companies. Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry.

O’Shaughnessy Mutual Funds

Notes to Financial Statements (Continued)
at July 31, 2017

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (Continued)

Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers. There is frequently less government regulation of brokerdealers and issuers than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

I.
New Accounting Pronouncement:  In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

J.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of July 31, 2017, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Funds’ investments are carried at fair value. Equity securities, including common stocks and preferred stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

O’Shaughnessy Mutual Funds

Notes to Financial Statements (Continued)
at July 31, 2017

NOTE 3 – SECURITIES VALUATION (Continued)

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of July 31, 2017:

All Cap Core Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$2,920,537	$—	$—	$2,920,537
Consumer Staples	780,516	—	—	780,516
Energy	160,667	—	—	160,667
Financials	3,244,082	—	—	3,244,082
Health Care	1,847,778	—	—	1,847,778
Industrials	3,689,409	—	—	3,689,409
Information Technology	3,137,748	—	—	3,137,748
Materials	1,087,376	—	—	1,087,376
Real Estate	170,733	—	—	170,733
Telecommunication Services	122,031	—	—	122,031
Utilities	19,945	—	—	19,945
Total Common Stocks	17,180,822	—	—	17,180,822
Total Investments in Securities	$17,180,822	$—	$—	$17,180,822

Enhanced Dividend Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,341,079	$—	$—	$1,341,079
Consumer Staples	631,867	—	—	631,867
Energy	1,519,315	—	—	1,519,315
Financials	2,692,980	—	—	2,692,980
Health Care	683,526	—	—	683,526
Industrials	1,144,235	—	—	1,144,235
Information Technology	1,105,978	—	—	1,105,978
Materials	1,220,199	—	—	1,220,199
Telecommunication Services	684,089	—	—	684,089
Total Common Stocks	11,023,268	—	—	11,023,268
Total Investments in Securities	$11,023,268	$—	$—	$11,023,268

O’Shaughnessy Mutual Funds

Notes to Financial Statements (Continued)
at July 31, 2017

NOTE 3 – SECURITIES VALUATION (Continued)

Market Leaders Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$12,683,873	$—	$—	$12,683,873
Consumer Staples	2,393,729	—	—	2,393,729
Energy	2,408,363	—	—	2,408,363
Financials	14,855,527	—	—	14,855,527
Health Care	3,969,027	—	—	3,969,027
Industrials	7,452,087	—	—	7,452,087
Information Technology	8,759,776	—	—	8,759,776
Materials	3,221,620	—	—	3,221,620
Telecommunication Services	310,094	—	—	310,094
Total Common Stocks	56,054,096	—	—	56,054,096
Total Investments in Securities	$56,054,096	$—	$—	$56,054,096

Small Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,075,914	$—	$—	$1,075,914
Consumer Staples	180,641	—	—	180,641
Energy	306,406	—	—	306,406
Financials	2,090,795	—	—	2,090,795
Health Care	368,659	—	—	368,659
Industrials	1,309,073	—	—	1,309,073
Information Technology	885,970	—	—	885,970
Materials	432,876	—	—	432,876
Real Estate	28,580	—	—	28,580
Utilities	371,595	—	—	371,595
Total Common Stocks	7,050,509	—	—	7,050,509
Preferred Stocks
Utilities	45,581	—	—	45,581
Total Preferred Stocks	45,581	—	—	45,581
Total Investments in Securities	$7,096,090	$—	$—	$7,096,090

Small/Mid Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$2,402,162	$—	$—	$2,402,162
Consumer Staples	370,855	—	—	370,855
Energy	282,174	—	—	282,174
Financials	2,111,716	—	—	2,111,716
Health Care	1,996,015	—	—	1,996,015
Industrials	2,400,574	—	—	2,400,574
Information Technology	3,973,463	—	—	3,973,463
Materials	785,811	—	—	785,811
Real Estate	218,811	—	—	218,811
Total Common Stocks	14,541,581	—	—	14,541,581
Total Investments in Securities	$14,541,581	$—	$—	$14,541,581

O’Shaughnessy Mutual Funds

Notes to Financial Statements (Continued)
at July 31, 2017

NOTE 3 – SECURITIES VALUATION (Continued)

Refer to the Funds’ schedules of investments for a detailed break-out of common stocks and preferred stocks by industry classification. Transfers between levels are recognized at July 31, 2017, the end of the reporting period. The Funds recognized no transfers to/from level 1 or level 2.  There were no level 3 securities held in the Funds during the year ended July 31, 2017.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended July 31, 2017, O’Shaughnessy Asset Management, LLC (the “Advisor”) provided the Funds with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly. The All Cap Core Fund, Enhanced Dividend Fund and Small/Mid Cap Growth Fund pay fees calculated at an annual rate of 0.55%, 0.65% and 0.60%, respectively, based upon the average daily net assets of each Fund.  For the Market Leaders Value Fund, the fees are calculated at an annual rate of 0.55% of average daily net assets for the first $25 million of assets, 0.45% of the Fund’s average daily net assets for the next $75 million of assets, and 0.35% of the Fund’s average daily net assets in excess of $100 million.  For the Small Cap Value Fund, the fees are calculated at an annual rate of 0.85% of average daily net assets for the first $25 million of assets, 0.75% of the Fund’s average daily net assets for the next $75 million of assets, and 0.60% of the Fund’s average daily net assets in excess of $100 million.  For the year ended July 31, 2017, the All Cap Core Fund, Enhanced Dividend Fund, Market Leaders Value Fund, Small Cap Value Fund and Small/Mid Cap Growth Fund incurred $185,472, $91,545, $151,614, $41,326 and $88,697 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses. The Advisor has agreed to temporarily reduce, through at least November 27, 2017, fees payable to it by the All Cap Core Fund, Market Leaders Value Fund and the Small Cap Value Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) to the extent necessary to limit the Funds’ aggregate annual operating expenses as follows:

	Class A	Class C	Class I
All Cap Core Fund	0.85%	1.60%	0.60%
Market Leaders Value Fund	—	—	0.65%
Small Cap Value Fund	—	—	0.99%
	percent of average daily net assets

The Advisor has contractually agreed, through at least November 27, 2017, to reduce fees payable to it by the Enhanced Dividend Fund and the Small/Mid Cap Growth Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) to the extent necessary to limit the Funds’ aggregate annual operating expenses to as follows:

Class I
Enhanced Dividend Fund	0.99%
Small/Mid Cap Growth Fund	1.19%
percent of average daily net assets

The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the three-year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Funds to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the year ended July 31, 2017, the Advisor reduced its fees and/or made expense payments in the amount of $271,811, $123,137, $159,802, $185,057 and $96,308 for the All Cap Core Fund, Enhanced Dividend Fund, Market Leaders Value Fund, Small Cap Value Fund and the Small/Mid Cap Growth Fund, respectively.

O’Shaughnessy Mutual Funds

Notes to Financial Statements (Continued)
at July 31, 2017

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES (Continued)

The Advisor is not able to recoup the fees waived of $271,811, $159,802 and $185,057 in the All Cap Core Fund, Market Leaders Value Fund and Small Cap Value Fund, respectively, which are subject to the temporary expense limitation.

Cumulative expenses subject to recapture and the date of expiration are as follows:

	7/31/18	7/31/19	7/31/20	Total
Enhanced Dividend Fund	$—	$98,030	$123,137	$221,167
Small/Mid Cap Growth Fund	110,505	93,949	96,308	300,762

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are also employees of the Administrator. The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

For the year ended July 31, 2017, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

		Enhanced	Market	Small	Small/Mid
	All Cap	Dividend	Leaders	Cap Value	Cap Growth
	Core Fund	Fund	Value Fund	Fund	Fund
Administration	$50,439	$35,571	$34,874	$35,898	$36,853
Fund Accounting	48,966	32,439	32,831	35,739	37,421
Transfer Agency
(excludes out-of-pocket expenses)	50,260	16,560	23,481	16,014	19,076
Chief Compliance Officer	9,001	9,001	8,916	8,916	9,001
Custody	13,311	8,977	11,547	18,367	11,442

At July 31, 2017, the Funds had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

		Enhanced	Market	Small Cap	Small/Mid
	All Cap	Dividend	Leaders	Value	Cap Growth
	Core Fund	Fund	Value Fund	Fund	Fund
Administration	$8,461	$6,002	$5,868	$6,052	$6,315
Fund Accounting	8,065	5,449	5,324	5,712	6,287
Transfer Agency
(excludes out-of-pocket expenses)	7,517	2,882	3,441	2,638	3,142
Chief Compliance Officer	1,502	1,502	1,502	1,501	1,502
Custody	4,137	2,205	1,675	2,222	1,787

O’Shaughnessy Mutual Funds

Notes to Financial Statements (Continued)
at July 31, 2017

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The All Cap Core Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the All Cap Core Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the All Cap Core Fund’s Class A shares and up to 1.00% of the All Cap Core Fund’s Class C shares. The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended July 31, 2017, the All Cap Core Fund paid the Distributor $4,481 and $61,602 for Class A and Class C shares, respectively.

NOTE 6 – SHAREHOLDER SERVICING FEE

The Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Funds may pay servicing fees at an annual rate of 0.15% of the average daily net assets of each class. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Funds. The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. For the year ended July 31, 2017, the All Cap Core Fund, Enhanced Dividend Fund, Market Leaders Value Fund, Small Cap Value Fund and Small/Mid Cap Growth Fund did not accrue shareholder servicing fees.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the year ended July 31, 2017, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Cost of Purchases	Proceeds from Sales
All Cap Core Fund	$21,561,616	$81,693,399
Enhanced Dividend Fund	5,188,089	15,404,676
Market Leaders Value Fund	52,799,810	18,032,276
Small Cap Value Fund	7,617,139	3,706,861
Small/Mid Cap Growth Fund	14,559,317	16,273,663

NOTE 8 – LINES OF CREDIT

The All Cap Core Fund, Enhanced Dividend Fund, Market Leaders Value Fund, and Small/Mid Cap Growth Fund each have lines of credit in the amount of $1,000,000.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended July 31, 2017, the Funds did not draw upon their lines of credit.

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended July 31, 2017 and the year ended July 31, 2016 was as follows:

All Cap Core Fund
	July 31, 2017	July 31, 2016
Ordinary income	$466,359	$595,941
Long-term capital gains	1,380,428	6,967,275

O’Shaughnessy Mutual Funds

Notes to Financial Statements (Continued)
at July 31, 2017

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

Enhanced Dividend Fund
	July 31, 2017	July 31, 2016
Ordinary income	$389,671	$869,452
Market Leaders Value Fund
	July 31, 2017	July 31, 2016
Ordinary income	$204,550	$—
Small Cap Value Fund
	July 31, 2017	July 31, 2016
Ordinary income	$49,958	$—
Small/Mid Cap Growth Fund
	July 31, 2017	July 31, 2016
Ordinary income	$45,587	$53,324
Long-term capital gains	—	917,118

As of July 31, 2017, the components of accumulated earnings/(losses) on a tax basis were as follows:

	All Cap Core	Enhanced	Market Leaders
	Fund	Dividend Fund	Value Fund
Cost of investments (a)	$13,423,398	$9,664,058	$50,569,777
Gross tax unrealized appreciation	3,872,459	1,608,713	5,817,122
Gross tax unrealized depreciation	(115,035)	(249,503)	(332,803)
Net tax unrealized appreciation (a)	3,757,424	1,359,210	5,484,319
Undistributed ordinary income	532,574	—	549,181
Undistributed long-term capital gain	2,296,757	—	807,640
Total distributable earnings	2,829,331	—	1,356,821
Other accumulated gains/(losses)	—	(19,896,934)	—
Total accumulated earnings/(losses)	$6,586,755	$(18,537,724)	$6,841,140

		Small Cap	Small/Mid Cap
		Value Fund	Growth Fund
Cost of investments (a)		$6,409,587	$12,713,199
Gross tax unrealized appreciation		814,148	1,998,670
Gross tax unrealized depreciation		(127,613)	(170,288)
Net tax unrealized appreciation (a)		686,535	1,828,382
Undistributed ordinary income		19,750	38,646
Undistributed long-term capital gain		188,542	587,693
Total distributable earnings		208,292	626,339
Other accumulated gains/(losses)		—	—
Total accumulated earnings/(losses)		$894,827	$2,454,721

(a)	The differences between the book basis and tax basis net unrealized appreciation and cost are attributable primarily to the tax deferral of losses on wash sales adjustments.

O’Shaughnessy Mutual Funds

Notes to Financial Statements (Continued)
at July 31, 2017

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

At July 31, 2017, the Enhanced Dividend Fund had capital loss carryforwards as follows:

	Short-Term	Long-Term
	Capital Loss	Capital Loss
	Carryover	Carryover
Enhanced Dividend Fund	$17,348,726	$2,548,208

These capital losses may be carried forward indefinitely to offset future gains.

NOTE 10 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

•
Sector Risk. To the extent a Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

•
Foreign Securities Risk. The risks of investing in the securities of foreign issuers, including emerging market issuers and depositary receipts, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues. These risks are greater in emerging markets.

•
Small- and Medium-Sized Companies Risk. Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
REITs and Foreign Real Estate Company Risk. Investing in REITs and foreign real estate companies makes a Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general, as well as tax compliance risks, and may involve duplication of management fees and other expenses. REITs and foreign real estate companies may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

•	Emerging Markets Risk. There is an increased risk of price volatility associated with emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.
•
Frontier Markets Risk. There is an additional increased risk of price volatility associated with frontier market countries (pre-emerging markets), which may be further magnified by currency fluctuations relative to the U.S. dollar. Frontier market countries generally have smaller economies or less developed capital markets than in more advanced emerging markets and, as a result, the risks of investing in emerging market countries may be magnified in frontier market countries.

•
Depositary Receipt Risk. The Funds’ equity investments may take the form of sponsored or unsponsored depositary receipts. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

•
Value Style Investing Risk. At times when the value investing style is out of favor, the Funds may underperform other funds that use different investing styles. Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

O’Shaughnessy Mutual Funds

Notes to Financial Statements (Continued)
at July 31, 2017

NOTE 11 – REPORT OF THE TRUST’S SPECIAL SHAREHOLDER MEETING (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) took place on March 3, 2017, to elect one new Trustee to the Board and to ratify the prior appointment of two current Trustees of the Board.

All Trust shareholders of record, in the aggregate across all Funds of the Trust, were entitled to attend or submit proxies.  As of the applicable record date, the Trust had 315,776,916 shares outstanding.  The results of the voting for each proposal were as follows:

Proposal No. 1.       Election of One New Trustee

Nominee	For Votes	Votes Withheld
David G. Mertens	206,896,354	1,556,814

Proposal No. 2.       Ratification of the Prior Appointment of Two Current Trustees of the Board

Current Trustee	For Votes	Votes Withheld
Gail S. Duree	205,321,820	3,131,348
Raymond B. Woolson	206,321,270	2,131,897

Effective March 3, 2017, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	George T. Wofford, Independent Trustee
George J. Rebhan, Independent Trustee	Raymond B. Woolson, Independent Trustee

Effective March 13, 2017, following Mr. Wofford’s resignation, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	Raymond B. Woolson, Independent Trustee
George J. Rebhan, Independent Trustee

O’Shaughnessy Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Advisors Series Trust and
Shareholders of
O’Shaughnessy Mutual Funds

We have audited the accompanying statements of assets and liabilities of the O’Shaughnessy All Cap Core Fund, O’Shaughnessy Enhanced Dividend Fund, O’Shaughnessy Market Leaders Value Fund, O’Shaughnessy Small Cap Value Fund, and O’Shaughnessy Small/Mid Cap Growth Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of July 31, 2017, and with respect to the O’Shaughnessy All Cap Core Fund, O’Shaughnessy Enhanced Dividend Fund, and O’Shaughnessy Small/Mid Cap Growth Fund, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, with respect to the O’Shaughnessy Market Leaders Value Fund and O’Shaughnessy Small Cap Value Fund, the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period February 26, 2016 (commencement of operations) to July 31, 2016.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the O’Shaughnessy All Cap Core Fund, O’Shaughnessy Enhanced Dividend Fund, O’Shaughnessy Market Leaders Value Fund, O’Shaughnessy Small Cap Value Fund, and O’Shaughnessy Small/Mid Cap Growth Fund as of July 31, 2017, the results of their operations, the changes in their net assets, and their financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 29, 2017

O’Shaughnessy Mutual Funds

Notice to Shareholders
at July 31, 2017 (Unaudited)

For the year ended July 31, 2017, the All Cap Core Fund, Enhanced Dividend Fund, Market Leaders Value Fund, Small Cap Value Fund and Small/Mid Cap Growth Fund designated $466,359, $389,671, $204,550, $49,958 and $45,587, respectively, as ordinary income. For the year ended July 31, 2017, the All Cap Core Fund designated $1,380,428 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended July 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100.00%, 100.00%, 100.00%, 100.00% and 100.00% for the All Cap Core Fund, Enhanced Dividend Fund, Market Leaders Value Fund, Small Cap Value Fund and Small/Mid Cap Growth Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended July 31, 2017 was 100.00%, 78.57%, 89.29%, 90.90% and 100.00% for the All Cap Core Fund, Enhanced Dividend Fund, Market Leaders Value Fund, Small Cap Value Fund and Small/Mid Cap Growth Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended July 31, 2017 was 0.00%, 0.00%, 0.00%, 0.00% and 0.00% for the All Cap Core Fund, Enhanced Dividend Fund, Market Leaders Value Fund, Small Cap Value Fund and Small/Mid Cap Growth Fund, respectively.

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-291-7827 or on the U.S. Securities and Exchange Commission’s (SEC’s) website at http://www.sec.gov.

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2017

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017 is available without charge, upon request, by calling 1-877-291-7827.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

QUARTERLY FILINGS ON FORM N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-877-291-7827.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-291-7827 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

O’Shaughnessy Mutual Funds

Information About Trustees and Officers
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Number of
				Portfolios	Other
		Term of		in Fund	Directorships
	Position	Office and		Complex	Held During
Name, Address	Held with	Length of	Principal Occupation	Overseen by	Past Five
and Age	the Trust	Time Served	During Past Five Years	Trustee(2)	Years(3)

Independent Trustees(1)

Gail S. Duree (age 71)	Trustee	Indefinite	Director, Alpha Gamma Delta	5	Trustee,
615 E. Michigan Street		term; since	Housing Corporation (collegiate		Advisors Series
Milwaukee, WI 53202		March 2014.	housing management) (2012 to		Trust (for series
			present); Trustee and Chair		not affiliated with
			(2000 to 2012), New Covenant		the Funds);
			Mutual Funds (1999 to 2012);		Independent
			Director and Board Member,		Trustee from
			Alpha Gamma Delta Foundation		1999 to 2012,
			(philanthropic organization)		New Covenant
			(2005 to 2011).		Mutual Funds
(an open-end
investment
company with
4 portfolios).

David G. Mertens (age 57)	Trustee	Indefinite	Retired; formerly Managing	5	Trustee,
615 E. Michigan Street		term*; since	Director and Vice President,		Advisors Series
Milwaukee, WI 53202		March 2017.	Jensen Investment Management,		Trust (for series
			Inc. (a privately-held investment		not affiliated with
			advisory firm) (2002 to 2017).		the Funds).

George J. Rebhan (age 83)	Trustee	Indefinite	Retired; formerly President,	5	Trustee,
615 E. Michigan Street		term; since	Hotchkis and Wiley Funds		Advisors Series
Milwaukee, WI 53202		May 2002.	(mutual funds) (1985 to 1993).		Trust (for series
not affiliated with
the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

O’Shaughnessy Mutual Funds

Information About Trustees and Officers (Continued)
(Unaudited)

Number of
				Portfolios	Other
		Term of		in Fund	Directorships
	Position	Office and		Complex	Held During
Name, Address	Held with	Length of	Principal Occupation	Overseen by	Past Five
and Age	the Trust	Time Served	During Past Five Years	Trustee(2)	Years(3)

Raymond B. Woolson (age 58)	Trustee	Indefinite	President, Apogee Group, Inc.	5	Trustee,
615 E. Michigan Street		term*; since	(financial consulting firm)		Advisors Series
Milwaukee, WI 53202		January 2016.	(1998 to present).		Trust (for series
not affiliated
with the Funds);
Independent
Trustee,
DoubleLine Funds
Trust (an open-
end investment
company with
15 portfolios),
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income
Solutions Fund,
from 2010
to present.
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.

Interested Trustee

Joe D. Redwine(4) (age 70)	Interested	Indefinite	Retired; formerly President,	5	Trustee,
615 E. Michigan Street	Trustee	term; since	CEO, U.S. Bancorp Fund		Advisors Series
Milwaukee, WI 53202		September 2008.	Services, LLC (May 1991		Trust (for series
			to July 2017); formerly,		not affiliated with
			Manager, U.S. Bancorp		the Funds).
Fund Services, LLC
(1998 to July 2017).

O’Shaughnessy Mutual Funds

Information About Trustees and Officers (Continued)
(Unaudited)

Term of
	Position	Office and
Name, Address	Held with	Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years

Officers

Joe D. Redwine (age 70)	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to July
615 E. Michigan Street	and Chief	term; since	2017); Manager, U.S. Bancorp Fund Services, LLC (1998 to July 2017).
Milwaukee, WI 53202	Executive	September 2007.
Officer

Douglas G. Hess (age 50)	President	Indefinite	Senior Vice President, Compliance and Administration, U.S. Bancorp
615 E. Michigan Street	and	term; since	Fund Services, LLC (March 1997 to present).
Milwaukee, WI 53202	Principal	June 2003.
Executive
Officer

Cheryl L. King (age 55)	Treasurer	Indefinite	Vice President, Compliance and Administration, U.S. Bancorp Fund
615 E. Michigan Street	and	term; since	Services, LLC (October 1998 to present).
Milwaukee, WI 53202	Principal	December 2007.
Financial
Officer

Kevin J. Hayden (age 46)	Assistant	Indefinite	Assistant Vice President, Compliance and Administration, U.S. Bancorp
615 E. Michigan Street	Treasurer	term; since	Fund Services, LLC (June 2005 to present).
Milwaukee, WI 53202		September 2013.

Michael L. Ceccato (age 59)	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services, LLC and Vice
615 E. Michigan Street	President,	term; since	President, U.S. Bank N.A. (February 2008 to present).
Milwaukee, WI 53202	Chief	September 2009.
Compliance
Officer and
AML Officer

Jeanine M. Bajczyk, Esq. (age 52)	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		term; since	(May 2006 to present).
Milwaukee, WI 53202		September 2015.

Emily R. Enslow, Esq. (age 30)	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Secretary	term; since	(July 2013 to present); Proxy Voting Coordinator and Class Action
Milwaukee, WI 53202		September 2015.	Administrator, Artisan Partners Limited Partnership (September 2012 to
July 2013); Legal Internship, Artisan Partners Limited Partnership
(February 2012 to September 2012); J.D. Graduate, Marquette
University Law School (2009 to 2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of July 31, 2017, the Trust was comprised of 45 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he was recently an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-877-291-7827.

O’Shaughnessy Mutual Funds

Privacy Notice

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
O’Shaughnessy Asset Management, LLC
6 Suburban Avenue
Stamford, Connecticut 06901

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-877-291-7827.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2017	FYE 7/31/2016
Audit Fees	$85,000	$77,300
Audit-Related Fees	N/A	N/A
Tax Fees	$17,500	$17,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 7/31/2017	FYE 7/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 7/31/2017	FYE 7/31/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date  10/6/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date  10/6/17

By (Signature and Title)*   /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date  10/6/17

* Print the name and title of each signing officer under his or her signature.